UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand Esq.
JPMorgan Chase & Co.	Dechert LLP
460 Polaris Parkway	1095 Avenue of the Americas
Westerville, OH 43082	New York, NY 10036

Registrant’s telephone number, including area code: (844) 457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Exchange-Traded Funds

October 31, 2015

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER

November 30, 2015 (Unaudited)

“While investors may not be able to avoid global financial market volatility, we believe the basic principles of a well-diversified portfolio, a long term outlook and avoiding excess concentrations provide the most prudent approach toward the current trends in the global financial marketplace.”

Over the past year, we have been busy building the JPMorgan Exchange-Traded Fund (ETF) business. Recently, we launched our fourth Diversified Return Equity ETF. Our newest ETF targets large cap U.S. equities (JPUS) and complements our funds that invest in global equity (JPGE), developed markets equity (JPIN) and emerging market equity (JPEM). We are seeking to launch several more strategies in our suite of ETFs that uniquely address the risks associated with excess concentrations in sectors of the economy and regions of the world, while selecting stocks with key equity factors. We look forward to telling you more about these new funds as we introduce them.

In recent months, increasing market volatility was punctuated by declining equity markets in late summer followed by rebounding markets in the fall. Following declines in June through September, the Standard & Poor’s 500 Index (S&P 500) finished October with its best one-month performance since October 2011, Japan’s Nikkei Index gained the most since April 2013 and leading European indexes had their best performance since 2009.

Even as leading central banks have extended economic stimulus, financial market volatility has increased over the past year amid slowing growth in China, weakness in commodities prices and uncertainty about the strength of the global economic recovery. Further, financial market apprehension about the pace of future interest rate increases in the U.S. added to investor anxiety. We believe it’s likely that this period of relatively high market volatility will continue into 2016 and beyond.

With this as a backdrop, we thought it would be helpful to share our thoughts on market volatility with you. In recent research developed by JPMorgan and published in “Market Insights: Investing with Composure in Volatile Markets”, we see there have been meaningful declines in equity markets within most calendar years. However, despite average intra-year declines of 14.2%, the S&P 500 posted positive annual returns in 27 of the past 35 years. This serves to illustrate the importance of keeping market volatility in proper perspective, focusing on longer investment horizons and maintaining portfolio discipline.

Within this volatile market climate, the principles of sound investing provide useful guidelines for investors seeking investment returns over the long-term. Those principles include employing a portfolio that is well diversified across asset classes and adhering to a long-term view of returns. It is also important to remember that attempting to successfully anticipate price swings in financial markets is extremely difficult.

But, what else can an investor do? One thought we want to emphasize is the concept of diversifying within an asset class. In other words, in addition to portfolio diversification across stocks, bonds and real assets, we believe that diversifying the equity portion of a portfolio by deploying complementary strategies has meaningful benefits.

In our opinion, investors should consider strategies that offer lower overall volatility and compensate for the risk of excess sector concentration that is inherent in traditional indexes and well-known market-weighted index mutual funds. The impact of financial market volatility may be mitigated by a properly diversified portfolio that is free of excess concentrations in any particular region, sector or asset class.

While investors may not be able to avoid global financial market volatility, we believe the basic principles of a well-diversified portfolio, a long-term outlook and avoiding excess concentrations provide the most prudent approach toward the current trends in the global financial marketplace. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come.

If you should have any questions, or would like a copy of “Market Insights: Investing with Composure in Volatile Markets,” please visit www.jpmorganfunds.com or call J.P. Morgan Exchange-Traded Funds at 1-844-457-6383.

Sincerely yours,

Robert F. Deutsch

President, J.P. Morgan Exchange-Traded Funds

J.P. Morgan Asset Management

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

FOR THE PERIOD JANUARY 7, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Emerging Markets Equity ETF*	-9.54%
Market Price**	-9.46%
FTSE Emerging Diversified Factor Index (net of foreign withholding taxes)	-8.18%
FTSE Emerging Net Index	-9.00%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-8.01%

Net Assets as of 10/31/2015	$36,185,674

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Emerging Diversified Factor Index (net of foreign withholding taxes) (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides emerging markets equity exposure, diversified across emerging market regions and industries. The Underlying Index uses a proprietary multi-factor stock selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing and liquidity screens.

HOW DID THE MARKET PERFORM?

Global financial markets experienced increased volatility through the latter part of the reporting period January 7, 2015 inception through October 31, 2015, punctuated by a sharp sell-off in equities and bonds in August. Weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007.

However, most equity markets rebounded in September and October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. Emerging market equities did participate in the October rebound, but persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the period January 7, 2015 to October 31, 2015 and experienced a deviation of -1.36% relative to the Underlying Index.

On an absolute basis, the Fund’s positions in the financials and defensives (health care, telecommunications and utilities) were leading detractors from performance, while the Fund’s positions in the industry sector (including the industrials and technology subsectors) and commodities sector (basic materials, oil and gas) were the small detractors from performance.

By region, the largest detractors from absolute performance were Latin America (Brazil, Chile, Colombia and Mexico) and ASEAN (Indonesia, Malaysia, Philippines and Thailand), while the smallest detractors from absolute performance were “ChIndia” (China and India) and Taiwan.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviations from the Underlying Index related to issues around local market access in certain countries, differences in valuations because of the timing of the local market closings and the net asset value calculations.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and Underlying Index’s largest allocations of assets were to ChIndia and Taiwan and the smallest allocations were to Latin America and ASEAN. In terms of sectors, the Fund’s and Underlying Index’s largest positions were in financials and industry sectors. The smallest positions were in the commodities and consumer sectors.

2	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	iShares MSCI India ETF	9.2%
2.	Tencent Holdings Ltd.	3.4
3.	Taiwan Semiconductor Manufacturing Co., Ltd.	3.2
4.	China Mobile Ltd.	2.8
5.	Hon Hai Precision Industry Co., Ltd.	2.2
6.	America Movil SAB de CV	1.5
7.	Ambev S.A.	1.4
8.	China Construction Bank Corp.	1.3
9.	MTN Group Ltd.	1.1
10.	Gazprom OAO	0.9

PORTFOLIO COMPOSITION BY COUNTRY****
China	23.3%
Taiwan	18.9
India	9.2
South Africa	8.4
Brazil	6.8
Mexico	5.0
Russia	4.7
Thailand	4.6
Indonesia	4.2
Malaysia	4.2
Philippines	4.0
Turkey	1.6
Chile	1.7
Poland	1.3
Other (each less than 1%)	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.23 as of October 31, 2015.
**	Market price cumulative return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $45.27 as of October 31, 2015.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s composition is subject to change.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

FOR THE PERIOD JANUARY 7, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF	1/07/2015	-9.54%
Market Price		-9.46

LIFE OF FUND PERFORMANCE (1/07/15 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 7, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the FTSE Emerging Diversified Factor Index , the FTSE Emerging Net Index, and the MSCI Emerging Markets Index from January 7, 2015 to October 31, 2015. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Emerging Diversified Factor Index, the FTSE Emerging Net Index and the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Emerging Diversified Factor Index is an index comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, originally developed by the adviser and its holdings are selected by the index provider primarily from the constituents of the FTSE Emerging Net Index. The FTSE Emerging Net Index is part of the FTSE Global Equity Index Series. The series includes large and mid cap securities from advanced and secondary emerging markets, classified in accordance with FTSE’s transparent Country Classification Review Process. The FTSE Emerging Index provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. FTSE International Limited is the index provider for the two FTSE indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

FOR THE YEAR ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Global Equity ETF *	2.36%
Market Price**	1.82%
FTSE Developed Diversified Factor Index (net of foreign withholding taxes)	3.37%
FTSE Developed Net Index	1.74%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.77%

Net Assets as of 10/31/2015	$50,530,034

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Global Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Diversified Factor Index (net of foreign withholding taxes) (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides exposure to large and mid-cap equity securities in developed global markets, diversified across global regions and industries. The Underlying Index uses a proprietary multifactor security selection process that utilizes the following characteristics: relative valuation, price momentum, low volatility and specific market capitalization. The Underlying Index’s methodology includes quarterly rebalancing, and liquidity screens.

HOW DID THE MARKET PERFORM?

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (the “S&P 500”) dropped 3.9%, and equity markets in Europe and Japan also fell.

However, most equity markets rebounded in September and October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its biggest monthly gain since April 2013 and leading European indexes had their best performance since 2009.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2015, the Fund posted a positive absolute performance and experienced a deviation of -1.01% relative to the Underlying Index.

On an absolute basis, the Fund’s positions in the health care and consumer goods sectors were leading contributors to performance for the twelve month reporting period, while its positions in the oil & gas sector and the basic materials sector were the sole detractors from performance.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to specific trading limits, differences in valuations because of the timing of the local market closings and the net asset value calculations, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and Underlying Index’s largest allocation of assets was to North American markets – particularly the U.S. – with smaller allocations to Asia, Europe and Japan. In terms of sectors, the Fund’s largest positions were in the consumer goods, consumer services and health care sectors, while the smallest positions were in the basic materials, telecommunications and oil & gas sectors.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

FOR THE YEAR ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Samsung Electronics Co., Ltd.	0.7%
2.	CK Hutchison Holdings Ltd.	0.5
3.	Toyota Motor Corp.	0.5
4.	SK C&C Co., Ltd.	0.4
5.	Wesfarmers Ltd.	0.4
6.	CSL Ltd.	0.4
7.	Singapore Telecommunications Ltd.	0.4
8.	Link REIT (The)	0.4
9.	Power Assets Holdings Ltd.	0.4
10.	Korea Electric Power Corp.	0.4

PORTFOLIO COMPOSITION BY COUNTRY****
United States	26.7%
Japan	20.5
Australia	9.3
South Korea	9.1
United Kingdom	4.4
Hong Kong	4.2
France	4.0
Germany	3.3
Sweden	2.6
Singapore	2.5
Canada	2.4
Spain	2.1
Switzerland	1.9
Netherlands	1.1
Italy	1.1
Belgium	1.0
Norway	1.0
Other (each less than 1%)	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.53 as of October 31, 2015.
**	Market price cumulative return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $50.67 as of October 31, 2015.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s composition is subject to change.

6	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Global Equity ETF	6/16/2014	2.36%	1.25%
Market Price		1.82	1.45

LIFE OF FUND PERFORMANCE (6/16/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 16, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Global Equity ETF, the FTSE Developed Diversified Factor Index, the FTSE Developed Net Index, and the MSCI World Index from June 16, 2014 to October 31, 2015. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed Diversified Factor Index, the FTSE Developed Net Index and the MSCI World Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed Diversified Factor Index is an index comprised of equity securities from developed global markets selected to represent a diversified set of factor characteristics, originally developed by the adviser and its holdings are selected by the index provider primarily from the constituents of the FTSE Developed Net Index. The FTSE Developed Net Index is a market-

capitalization weighted index representing the performance of large and mid cap companies in Developed markets. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. FTSE International Limited is the index provider for the two indexes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 5, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return International Equity ETF*	2.65%
Market Price**	2.40%
FTSE Developed ex North America Diversified Factor Index (net of foreign withholding taxes)	3.71%
FTSE Developed ex North America Net Index	0.64%
Morgan Stanley Capital International (“MSCI”) Europe, Australia and Far East (“EAFE”) Index (net of foreign withholding taxes)	0.29%

Net Assets as of 10/31/2015	$92,113,607

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex North America Diversified Factor Index (net of foreign withholding taxes) (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks large and mid-cap equity securities in developed markets outside North America, diversified across industries and international regions. The Underlying Index uses a proprietary multifactor security selection process that measures the following characteristics: relative valuation, price momentum, low volatility and specific market capitalization. The Underlying Index methodology includes quarterly rebalancing and liquidity screens.

HOW DID THE MARKET PERFORM?

Global financial markets experienced increased volatility through the period November 5, 2014 to October 31, 2015, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. Equity markets in the Europe and Japan also fell.

However, most equity markets rebounded in September and October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The Standard and Poor’s 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its largest monthly gain since April 2013 and leading European indexes had their best performance since 2009.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the period November 5, 2014 to October 31, 2015. During the period, the Fund experienced a deviation of -1.06% relative to the Underlying Index but outperformed the MSCI EAFE Index and the FTSE Developed ex North America Net Index, which are more traditional market capital weighted indexes.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in performance relative to the Underlying Index were not significant. The majority of the Fund’s deviation against the Underlying Index was due to specific trading limits, differences in valuations because of the timing of the local market closings and the net asset value calculations, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

Relative to market-cap weighted indexes, the Fund’s and Underlying Index’s multi-factor filter contributed to performance across all regions and in most economic sectors, particularly in basic materials, financials and health care. The Fund’s and Underlying Index’s allocation detracted from performance relative to the market-cap weighted indexes, mostly due to an underweight position in the consumer goods sector, an overweight to the oil & gas sector, an overweight position in the Pacific region (excluding Japan) and an underweight position in Europe (excluding the U.K.)

HOW WAS THE FUND POSITIONED?

By seeking to track the Underlying Index, the Fund seeks to deliver superior risk-adjusted returns by avoiding undue concentrations of risk that tend to characterize more traditional market-cap weighted indexes. The Underlying Index’s weightings are structured to distribute risk evenly across 40 regional sectors. A multi-factor stock screen is then used to identify the most attractive stocks in each regional sector, while avoiding the least attractive stocks.

8	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	BP plc	0.8%
2.	Royal Dutch Shell plc	0.7
3.	GlaxoSmithKline plc	0.7
4.	Samsung Electronics Co., Ltd.	0.6
5.	Vodafone Group plc	0.6
6.	AstraZeneca plc	0.6
7.	BT Group plc	0.5
8.	BG Group plc	0.5
9.	Unilever plc	0.5
10.	British Land Co., plc	0.5

PORTFOLIO COMPOSITION BY COUNTRY****
Japan	23.7%
United Kingdom	23.1
South Korea	9.4
Australia	8.8
Hong Kong	5.3
France	5.2
Germany	4.2
Singapore	3.3
Netherlands	2.6
Sweden	2.4
Spain	2.2
Switzerland	1.9
Finland	1.5
Italy	1.4
Denmark	1.1
Belgium	1.0
Norway	1.0
Other (each less than 1%)	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.17 as of October 31, 2015.
**	Market price cumulative return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $51.05 as of October 31, 2015.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s composition is subject to change.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 5, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF	11/05/2014	2.65%
Market Price		2.40

LIFE OF FUND PERFORMANCE (11/05/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 5, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the FTSE Developed ex North America Diversified Factor Index, the FTSE Developed ex North America Net Index, and the MSCI EAFE Index from November 5, 2014 to October 31, 2015. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the FTSE Developed ex North America Diversified Factor Index, the FTSE Developed ex North America Net Index and the MSCI EAFE Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The FTSE Developed ex North America Diversified Factor Index is an index comprised of equity securities from developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, originally developed by the adviser and its holdings are selected by the index provider primarily from the constituents of the FTSE Developed ex North

America Net Index. The FTSE Developed ex North America Net Index is part of a range of indices designed to help investors benchmark their international investments. The index comprises Large and Mid cap stocks providing coverage of Developed markets, excluding the U.S. and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. FTSE International Limited is the index provider for the two indexes. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 87.5%
	Brazil — 4.7%
101,657	Ambev S.A.	503,204
11,585	Banco do Brasil S.A.	47,974
7,737	BB Seguridade Participacoes S.A.	53,365
22,100	Bolsa de Valores Mercadorias e Futuros	65,328
18,869	BRF S.A.	294,052
2,785	CETIP S.A. — Mercados Organizados	24,625
10,820	Cielo S.A.	102,714
5,368	EDP — Energias do Brasil S.A.	15,701
4,305	Equatorial Energia S.A.	38,389
5,865	Estacio Participacoes S.A.	23,511
3,200	Grupo BTG Pactual	23,814
15,210	JBS S.A.	56,201
34,056	Kroton Educacional S.A.	87,071
14,255	Lojas Renner S.A.	68,382
58,349	Petroleo Brasileiro S.A. (a)	141,918
1,224	Porto Seguro S.A.	10,261
5,557	Raia Drogasil S.A. (a)	57,623
1,033	Smiles S.A.	8,062
3,056	Sul America S.A.	15,000
2,096	Transmissora Alianca de Energia Eletrica S.A.	10,815
3,512	Via Varejo S.A.	3,870
9,149	WEG S.A.	34,162

		1,686,042

	Chile — 1.6%
53,196	AES Gener S.A.	25,576
64,235	Aguas Andinas S.A., Class A	33,781
306,670	Banco de Chile	32,452
555	Banco de Credito e Inversiones	22,632
782,576	Banco Santander Chile S.A.	37,151
3,283	Cia Cervecerias Unidas S.A.	39,381
158,160	Colbun S.A.	41,951
2,013,064	Corpbanca S.A.	18,333
70,541	Empresa Nacional de Electricidad S.A.	88,374
18,000	Empresas CMPC S.A.	44,431
410,456	Enersis S.A.	108,278
10,255	SACI Falabella	68,758

		561,098

	China — 23.3%
8,000	Agile Property Holdings Ltd.	4,355
178,000	Agricultural Bank of China Ltd., Class H	72,786
24,000	Air China Ltd., Class H	23,117
13,000	Anhui Conch Cement Co., Ltd., Class H	39,667
14,000	ANTA Sports Products Ltd.	39,163
35,000	AviChina Industry & Technology Co., Ltd., Class H	28,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — (continued)
23,500	BAIC Motor Corp. Ltd., Class H	20,714
548,000	Bank of China Ltd., Class H	258,416
58,000	Bank of Communications Co., Ltd., Class H	42,781
16,000	BBMG Corp., Class H	11,212
16,000	Beijing Capital International Airport Co., Ltd., Class H	17,126
6,500	Beijing Enterprises Holdings Ltd.	41,033
56,000	Beijing Enterprises Water Group Ltd.	44,353
32,000	Beijing Jingneng Clean Energy Co., Ltd., Class H	11,072
81,000	Belle International Holdings Ltd.	78,621
14,400	BOE Technology Group Co., Ltd., Class A	4,187
40,000	Brilliance China Automotive Holdings Ltd.	55,466
13,000	CAR, Inc. (a)	22,731
154,000	CGN Power Co., Ltd., Class H	63,577
39,000	China Agri-Industries Holdings (a)	14,318
16,000	China BlueChemical Ltd.	4,772
60,000	China Cinda Asset Management Co., Ltd., Class H	23,328
56,000	China CITIC Bank Corp., Ltd., Class H (a)	36,214
48,000	China Communications Construction Co., Ltd., Class H	66,249
32,000	China Communications Services Corp., Ltd., Class H	12,837
12,500	China Conch Venture Holdings Ltd.	28,493
654,000	China Construction Bank Corp., Class H	473,990
45,000	China Dongxiang Group Co., Ltd.	11,387
28,000	China Eastern Airlines Corp., Ltd., Class H (a)	17,964
24,000	China Everbright Bank Co., Ltd., Class H	11,761
29,000	China Everbright International Ltd.	46,701
6,000	China Everbright Ltd.	14,121
16,000	China Foods Ltd. (a)	7,297
25,500	China Galaxy Securities Co., Ltd., Class H	22,072
16,000	China Gas Holdings Ltd.	25,464
12,000	China Hongqiao Group Ltd.	6,248
87,000	China Huishan Dairy Holdings Co., Ltd.	33,038
7,200	China International Marine Containers Group Co., Ltd., Class H	12,774
52,000	China Life Insurance Co., Ltd., Class H	187,516
39,000	China Longyuan Power Group Corp., Ltd., Class H	35,656
8,000	China Machinery Engineering Corp., Class H	6,943
14,000	China Medical System Holdings	19,230
33,000	China Merchants Bank Co., Ltd., Class H	86,160
12,329	China Merchants Holdings International Co., Ltd.	40,944

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	China — continued
44,500	China Minsheng Banking Corp., Ltd., Class H	44,721
83,000	China Mobile Ltd.	995,161
16,000	China Molybdenum Co., Ltd., Class H (a)	8,870
32,000	China National Building Material Co., Ltd., Class H	19,882
26,000	China Overseas Land & Investment Ltd.	83,976
8,666	China Overseas Property Holdings Ltd. (a)	1,487
17,800	China Pacific Insurance Group Co., Ltd., Class H	70,904
266,000	China Petroleum & Chemical Corp., Class H	191,744
40,000	China Power International Development Ltd.	25,137
20,000	China Railway Construction Corp., Ltd., Class H	29,896
41,000	China Railway Group Ltd., Class H	38,621
16,000	China Resources Cement Holdings Ltd.	6,457
10,000	China Resources Gas Group Ltd.	27,430
20,000	China Resources Land Ltd.	51,972
28,000	China Resources Power Holdings Co., Ltd.	63,341
35,500	China Shenhua Energy Co., Ltd., Class H	59,730
66,000	China Shipping Container Lines Co., Ltd., Class H (a)	24,422
22,000	China Shipping Development Co., Ltd., Class H	14,369
32,000	China South City Holdings Ltd.	7,631
26,000	China Southern Airlines Co., Ltd., Class H	22,107
16,000	China State Construction International Holdings Ltd.	24,278
10,200	China Taiping Insurance Holdings Co., Ltd. (a)	32,025
240,000	China Telecom Corp., Ltd., Class H	125,189
26,000	China Traditional Chinese Medicine Co., Ltd. (a)	19,664
88,000	China Unicom Hong Kong Ltd.	107,245
9,600	China Vanke Co., Ltd., Class H	22,403
16,000	China Zhongwang Holdings Ltd.	7,047
13,100	Chongqing Changan Automobile Co., Ltd., Class B	24,110
24,000	Chongqing Rural Commercial Bank Co., Ltd., Class H	15,073
75,000	CITIC Ltd.	139,836
16,000	CITIC Securities Co., Ltd., Class H	34,477
168,000	CNOOC Ltd.	189,758
22,291	COSCO Pacific Ltd.	27,052
40,000	Country Garden Holdings Co., Ltd.	15,193
7,500	CSG Holding Co., Ltd.	5,942
58,000	CSPC Pharmaceutical Group Ltd.	54,001
4,700	Dalian Wanda Commercial Properties Co., Ltd., Class H	31,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
48,000	Datang International Power Generation Co., Ltd., Class H	17,665
8,900	Dazhong Transportation Group Co., Ltd., Class B	9,564
44,000	Dongfeng Motor Group Co., Ltd., Class H	63,158
12,000	ENN Energy Holdings Ltd.	68,744
37,000	Evergrande Real Estate Group Ltd.	28,295
19,000	Far East Horizon Ltd.	15,804
25,576	Fosun International Ltd.	46,573
32,000	Franshion Properties China Ltd.	8,814
5,600	Fuyao Glass Industry Group Co., Ltd., Class H (a)	11,972
116,000	GCL-Poly Energy Holdings Ltd. (a)	23,960
80,000	Geely Automobile Holdings Ltd.	42,661
10,000	Golden Eagle Retail Group Ltd.	12,864
174,000	GOME Electrical Appliances Holding Ltd.	31,795
51,000	Great Wall Motor Co., Ltd., Class H	61,933
8,000	Greentown China Holdings Ltd. (a)	6,997
11,700	Guangdong Electric Power Development Co., Ltd., Class B	7,645
44,000	Guangdong Investment Ltd.	61,880
24,000	Guangshen Railway Co., Ltd., Class H	12,402
38,000	Guangzhou Automobile Group Co., Ltd., Class H	33,227
2,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	5,628
6,400	Guangzhou R&F Properties Co., Ltd.	6,352
19,000	Haier Electronics Group Co., Ltd.	36,720
8,000	Haitian International Holdings Ltd.	13,998
20,400	Haitong Securities Co., Ltd., Class H	35,494
11,000	Hengan International Group Co., Ltd.	118,783
40,000	Huadian Fuxin Energy Corp., Ltd., Class H	12,255
26,000	Huadian Power International Corp., Ltd., Class H	19,010
52,000	Huaneng Power International, Inc., Class H	56,297
32,000	Huaneng Renewables Corp., Ltd., Class H	9,938
8,600	Huatai Securities Co., Ltd., Class H (a)	19,514
518,000	Industrial & Commercial Bank of China Ltd., Class H	328,570
16,000	Jiangsu Expressway Co., Ltd., Class H	21,633
16,000	Jiangxi Copper Co., Ltd., Class H	21,071
8,000	Kingboard Chemical Holdings Ltd.	11,282
30,000	Kunlun Energy Co., Ltd.	24,491
8,718	KWG Property Holding Ltd.	6,286
2,900	Lao Feng Xiang Co., Ltd., Class B	12,479
16,000	Lee & Man Paper Manufacturing Ltd.	9,961
2,900	Legend Holdings Corp., Class H (a)	11,209

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	China — continued
70,000	Lenovo Group Ltd.	65,039
12,000	Longfor Properties Co., Ltd.	16,078
44,000	Metallurgical Corp of China Ltd., Class H	15,867
5,600	New China Life Insurance Co., Ltd., Class H	24,659
16,000	Nine Dragons Paper Holdings Ltd.	10,557
32,000	People’s Insurance Co., Ltd., Class H	17,126
220,000	PetroChina Co., Ltd., Class H	172,239
24,000	PICC Property & Casualty Co., Ltd., Class H	54,458
35,500	Ping An Insurance Group Company of China Ltd., Class H	199,270
16,000	Poly Property Group Co., Ltd.	5,180
108,000	Renhe Commercial Holdings Co., Ltd. (a)	5,627
24,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	16,571
3,200	Shanghai Bailian Group Co., Ltd., Class B	6,110
32,000	Shanghai Electric Group Co., Ltd., Class H	19,971
4,000	Shanghai Industrial Holdings Ltd.	10,525
3,400	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B	11,071
2,200	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	5,550
10,400	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	23,988
11,500	Shengjing Bank Co., Ltd., Class H	15,350
10,000	Shenzhen Expressway Co., Ltd., Class H	7,706
12,544	Shenzhen International Holdings Ltd.	19,049
16,000	Shenzhen Investment Ltd.	6,473
9,000	Shenzhou International Group Holdings Ltd.	44,352
8,000	Shimao Property Holdings Ltd.	14,011
16,000	Sichuan Expressway Co., Ltd., Class H	5,569
40,000	Sihuan Pharmaceutical Holdings Group Ltd.	6,683
44,000	Sino Biopharmaceutical Ltd.	54,679
16,000	Sinofert Holdings Ltd.	2,811
28,000	Sino-Ocean Land Holdings Ltd.	16,274
12,000	Sinopec Engineering Group Co., Ltd., Class H	10,331
22,000	Sinopec Oilfield Service Corp., Class H (a)	6,937
32,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H (a)	13,282
16,400	Sinopharm Group Co., Ltd., Class H	67,587
24,000	Sinotrans Ltd., Class H	13,032
14,000	Sunac China Holdings Ltd.	8,586
63,900	Tencent Holdings Ltd.	1,204,475
20,000	Tianhe Chemicals Group Ltd. (a)	—
8,000	TravelSky Technology Ltd., Class H	11,802
12,000	Weichai Power Co., Ltd., Class H	12,724
4,800	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	9,014

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
3,800	Yantai Changyu Pioneer Wine Co., Ltd., Class B	12,074
48,000	Yuexiu Property Co., Ltd.	8,270
12,000	Zhaojin Mining Industry Co., Ltd.	6,763
16,000	Zhejiang Expressway Co., Ltd., Class H	19,670
56,000	Zijin Mining Group Co., Ltd., Class H	14,981
9,600	ZTE Corp., Class H	23,118

		8,449,310

	Colombia — 0.0% (b)
2,559	Cemex Latam Holdings S.A. (a)	8,904

	Czech Republic — 0.3%
3,021	CEZ A/S	60,361
176	Komercni banka A/S	36,474

		96,835

	Egypt — 0.2%
8,883	Commercial International Bank Egypt SAE GDR	58,504
12,001	Talaat Moustafa Group	10,158
7,240	Telecom Egypt Co.	6,212

		74,874

	Hungary — 0.4%
7,826	Magyar Telekom Telecommunications plc ADR (a)	10,841
705	MOL Hungarian Oil & Gas plc	31,815
2,128	OTP Bank plc	41,180
2,584	Richter Gedeon Nyrt	43,104

		126,940

	Indonesia — 4.2%
334,400	Adaro Energy	14,456
638,500	Astra International	274,477
279,700	Bank Central Asia	262,758
212,700	Bank Mandiri Persero	134,612
168,800	Bank Negara Indonesia Persero	58,353
240,700	Bank Rakyat Indonesia Persero	184,221
10,400	Indo Tambangraya Megah	6,411
36,000	Indocement Tunggal Prakarsa	47,085
39,100	Indofood CBP Sukses Makmur	37,625
328,600	Perusahaan Gas Negara Persero	71,773
77,500	Semen Indonesia Persero	55,117
20,800	Tambang Batubara Bukit Asam Persero	11,049
1,567,800	Telekomunikasi Indonesia Persero	307,583
40,800	United Tractors	53,680
52,000	Vale Indonesia	8,456

		1,527,656

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Malaysia — 4.2%
46,400	AirAsia BHD	15,935
24,800	Alliance Financial Group BHD	20,641
40,000	AMMB Holdings BHD	44,338
60,600	Astro Malaysia Holdings BHD	40,291
82,700	Bumi Armada BHD	18,638
17,300	Hong Leong Bank BHD	56,171
119,800	Malayan Banking BHD	229,666
40,000	MISC BHD	84,078
7,800	Petronas Dagangan BHD	40,867
20,000	Petronas Gas BHD	106,872
17,900	PPB Group BHD	64,266
68,600	Public Bank BHD	288,408
16,085	RHB Capital BHD	22,810
100,800	SapuraKencana Petroleum BHD	49,409
108,500	Tenaga Nasional BHD	318,913
28,300	Westports Holdings BHD	28,268
154,500	YTL Corp. BHD	54,257
86,900	YTL Power International BHD	30,544

		1,514,372

	Mexico — 4.9%
596,500	America Movil SAB de CV	530,854
5,780	Arca Continental SAB de CV	36,921
14,248	Compartamos SAB de CV	26,171
4,154	El Puerto de Liverpool SAB de CV	57,872
32,616	Fibra Uno Administracion SA de CV REIT	71,520
3,834	Gruma SAB de CV, Class B	58,841
5,800	Grupo Aeroportuario del Pacifico SAB de CV, Class B	52,312
4,115	Grupo Aeroportuario del Sureste SAB de CV, Class B	63,771
28,874	Grupo Financiero Banorte SAB de CV, Class O	154,580
26,048	Grupo Financiero Inbursa SAB de CV, Class O	52,198
18,840	Grupo Financiero Santander Mexico SAB de CV, Class B	34,617
10,575	Grupo Lala SAB de CV, Class B	27,011
62,336	Grupo Mexico SAB de CV	151,936
3,432	Industrias Bachoco SAB de CV	15,620
18,577	Kimberly-Clark de Mexico SAB de CV, Class A	44,458
6,650	Megacable Holdings SAB de CV	25,343
12,872	OHL Mexico SAB de CV (a)	17,012
3,582	Promotora y Operadora de Infraestructura SAB de CV (a)	45,035
121,983	Wal-Mart de Mexico SAB de CV	323,091

		1,789,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Philippines — 4.0%
60,720	Aboitiz Equity Ventures, Inc.	72,477
51,400	Aboitiz Power Corp.	46,108
111,000	Alliance Global Group, Inc.	43,083
6,480	Ayala Corp.	107,809
136,600	Ayala Land, Inc.	104,322
37,100	Bank of the Philippine Islands	66,929
32,400	BDO Unibank, Inc.	70,232
104,000	DMCI Holdings, Inc.	27,557
213,600	Energy Development Corp.	30,185
960	Globe Telecom, Inc.	46,619
1,480	GT Capital Holdings, Inc.	41,491
70,110	JG Summit Holdings, Inc.	106,608
9,440	Manila Electric Co.	65,463
258,000	Megaworld Corp.	25,794
28,816	Metropolitan Bank & Trust Co.	52,271
2,630	Philippine Long Distance Telephone Co.	123,294
8,100	Semirara Mining and Power Corp., Class A	23,155
10,260	SM Investments Corp.	191,353
176,800	SM Prime Holdings, Inc.	81,326
26,380	Universal Robina Corp.	112,923

		1,438,999

	Poland — 1.3%
608	Alior Bank S.A. (a)	12,776
1,144	Asseco Poland S.A.	16,886
6,573	Bank Millennium S.A. (a)	10,409
304	Bank Zachodni WBK S.A. (a)	24,504
492	CCC S.A.	21,481
4,504	Cyfrowy Polsat S.A. (a)	29,020
4,592	Enea S.A.	15,229
6,017	Energa S.A.	25,691
1,432	Grupa Lotos S.A. (a)	10,547
2,056	KGHM Polska Miedz S.A.	47,732
13,720	PGE Polska Grupa Energetyczna S.A.	51,069
4,784	Polski Koncern Naftowy Orlen S.A.	77,613
26,384	Polskie Gornictwo Naftowe i Gazownictwo S.A.	46,745
600	Powszechny Zaklad Ubezpieczen S.A.	58,259
22,328	Tauron Polska Energia S.A.	17,506

		465,467

	Russia — 4.3%
28,027	Alrosa OAO	22,569
158,214	Gazprom OAO	336,228
6,947	Lukoil PJSC	252,589
23,273	Magnitogorsk Iron & Steel Works	8,771
2,024	MegaFon OAO GDR	26,068

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Russia — continued
679	MMC Norilsk Nickel OJSC	100,897
18,710	Mobile Telesystems OJSC	60,884
14,849	Moscow Exchange MICEX-RTS	20,895
16,111	Novatek OAO	147,563
14,169	Novolipetsk Steel OAO	17,357
1,160	PhosAgro OAO GDR	15,660
17,609	Rosneft OAO (a)	71,297
21,203	Rostelecom PJSC (a)	31,040
2,560,464	Rushydro PJSC (a)	26,078
115,499	Sberbank of Russia PJSC (a)	163,760
2,636	Severstal PAO	30,639
60,577	Sistema (a)	16,747
112,492	Surgutneftegas OAO (a)	63,011
20,380	Tatneft, Class S (a)	104,982
14,927	Uralkali PJSC (a)	36,271

		1,553,306

	South Africa — 8.4%
5,968	AVI Ltd.	37,967
3,664	Barclays Africa Group Ltd.	46,957
3,504	Barloworld Ltd.	19,770
5,134	Bidvest Group Ltd. (The)	131,146
3,746	Brait S.E. (a)	42,893
17,616	Capital Property Fund Ltd. REIT	20,502
584	Capitec Bank Holdings Ltd.	25,228
4,509	Clicks Group Ltd.	32,888
2,928	DataTec Ltd.	12,536
3,657	Discovery Ltd.	39,048
1,664	EOH Holdings Ltd.	18,374
2,089	Exxaro Resources Ltd.	8,646
32,130	FirstRand Ltd.	117,735
4,098	Foschini Group Ltd. (The)	41,808
25,049	Growthpoint Properties Ltd.	45,889
2,779	Hyprop Investments Ltd.	25,202
2,688	Imperial Holdings Ltd.	34,989
1,140	JSE Ltd.	10,982
22,115	KAP Industrial Holdings Ltd.	11,745
864	Kumba Iron Ore Ltd.	3,730
1,168	Liberty Holdings Ltd.	11,420
9,077	Mediclinic International Ltd.	79,673
11,600	MMI Holdings Ltd.	21,050
1,768	Mondi Ltd.	41,080
4,385	Mr Price Group Ltd.	67,332
34,185	MTN Group Ltd.	389,183
2,216	Nedbank Group Ltd.	36,837
27,018	Netcare Ltd.	76,831

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Africa — continued
4,291	Pick n Pay Stores Ltd.	20,748
2,385	Pioneer Foods Group Ltd.	34,169
6,894	PPC Ltd.	8,288
752	PSG Group Ltd.	14,500
43,503	Redefine Properties Ltd.	36,297
7,273	Remgro Ltd.	145,511
2,544	Resilient Property Income Fund Ltd.	22,415
7,544	RMB Holdings Ltd.	36,735
18,368	Sanlam Ltd.	82,982
420	Santam Ltd.	6,768
8,024	Sappi Ltd. (a)	31,662
8,025	Sasol Ltd.	257,135
8,203	Shoprite Holdings Ltd.	85,243
6,075	Sibanye Gold Ltd.	10,146
3,288	SPAR Group Ltd. (The)	47,197
12,960	Standard Bank Group Ltd.	134,656
49,724	Steinhoff International Holdings Ltd.	303,985
6,592	Telkom SA SOC Ltd.	34,616
8,073	Truworths International Ltd.	54,621
6,105	Vodacom Group Ltd.	65,941
18,675	Woolworths Holdings Ltd.	138,169

		3,023,225

	Taiwan — 18.7%
129,000	Advanced Semiconductor Engineering, Inc.	148,925
48,000	Asia Cement Corp.	49,854
15,000	Asustek Computer, Inc.	134,241
175,000	AU Optronics Corp.	51,477
16,000	Catcher Technology Co., Ltd.	157,024
127,000	Cathay Financial Holding Co., Ltd.	180,898
85,390	Chang Hwa Commercial Bank Ltd.	44,322
45,000	Cheng Shin Rubber Industry Co., Ltd.	81,477
8,000	Cheng Uei Precision Industry Co., Ltd.	11,687
10,065	Chicony Electronics Co., Ltd.	23,956
63,000	China Airlines Ltd. (a)	22,553
228,000	China Development Financial Holding Corp.	61,261
93,000	Chunghwa Telecom Co., Ltd.	284,939
88,000	Compal Electronics, Inc.	54,730
263,811	CTBC Financial Holding Co., Ltd.	144,531
122,388	E.Sun Financial Holding Co., Ltd.	73,559
5,000	Eclat Textile Co., Ltd.	73,540
49,000	Eva Airways Corp. (a)	28,758
33,450	Evergreen Marine Corp. Taiwan Ltd.	14,890
35,000	Far Eastern International Bank	10,874
100,680	Far Eastern New Century Corp.	91,506
40,000	Far EasTone Telecommunications Co., Ltd.	86,787

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Taiwan — continued
8,000	Feng TAY Enterprise Co., Ltd.	45,842
150,109	First Financial Holding Co., Ltd.	72,698
84,000	Formosa Chemicals & Fibre Corp.	192,036
37,000	Formosa Petrochemical Corp.	89,925
97,000	Formosa Plastics Corp.	225,102
21,300	Foxconn Technology Co., Ltd.	55,791
118,000	Fubon Financial Holding Co., Ltd.	190,726
7,000	Giant Manufacturing Co., Ltd.	52,743
294,900	Hon Hai Precision Industry Co., Ltd.	783,862
11,000	Hotai Motor Co., Ltd.	128,333
120,672	Hua Nan Financial Holdings Co., Ltd.	57,990
192,000	Innolux Corp.	64,411
50,000	Inotera Memories, Inc. (a)	38,374
64,000	Inventec Corp.	36,680
3,000	Largan Precision Co., Ltd.	233,126
42,285	Lite-On Technology Corp.	43,833
163,000	Mega Financial Holding Co., Ltd.	118,770
110,000	Nan Ya Plastics Corp.	218,277
7,000	Nanya Technology Corp.	8,585
13,000	Novatek Microelectronics Corp.	44,249
40,000	Pegatron Corp.	97,746
69,000	Pou Chen Corp.	97,319
54,000	Quanta Computer, Inc.	91,959
115,287	Shin Kong Financial Holding Co., Ltd.	27,587
49,165	Siliconware Precision Industries Co., Ltd.	64,959
155,572	SinoPac Financial Holdings Co., Ltd.	51,344
24,000	Synnex Technology International Corp.	25,294
136,000	Taishin Financial Holding Co., Ltd.	53,259
61,621	Taiwan Business Bank (a)	15,823
41,000	Taiwan Mobile Co., Ltd.	129,071
6,000	Taiwan Secom Co., Ltd.	18,025
270,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,137,691
48,000	Teco Electric and Machinery Co., Ltd.	41,835
5,000	Transcend Information, Inc.	13,923
122,000	Uni-President Enterprises Corp.	206,273
240,000	United Microelectronics Corp.	87,532
22,000	Wan Hai Lines Ltd.	14,534
30,000	Yang Ming Marine Transport Corp. (a)	9,098
161,665	Yuanta Financial Holding Co., Ltd.	63,521

		6,779,935

	Thailand — 4.6%
36,700	Advanced Info Service PCL NVDR	240,111
11,200	Airports of Thailand PCL NVDR	93,602
11,200	Bangkok Bank PCL NVDR	52,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thailand — continued
11,100	Bumrungrad Hospital PCL NVDR	67,319
31,700	Central Pattana PCL NVDR	40,960
139,200	CP ALL PCL NVDR	195,767
13,600	Delta Electronics Thailand PCL NVDR	32,309
8,000	Electricity Generating PCL NVDR	34,926
13,600	Glow Energy PCL NVDR	32,688
34,800	Indorama Ventures PCL NVDR	22,564
39,900	Intouch Holdings PCL NVDR	84,070
270,500	IRPC PCL NVDR	30,963
26,400	Kasikornbank PCL NVDR	127,677
79,200	Krung Thai Bank PCL NVDR	38,004
72,200	Land & Houses PCL NVDR	17,330
43,200	PTT Global Chemical PCL NVDR	67,675
21,500	PTT PCL NVDR	166,069
8,000	Siam Cement (The) PCL NVDR	102,126
2,100	Siam City Cement PCL NVDR	19,935
35,200	Siam Commercial Bank (The) PCL NVDR	131,847
22,400	Thai Oil PCL NVDR	34,111
492,000	TMB Bank PCL NVDR	36,714

		1,669,394

	Turkey — 1.6%
21,455	Akbank TAS	54,983
3,345	Arcelik A/S	18,229
1,248	Aselsan Elektronik Sanayi Ve Ticaret A/S	5,966
22,000	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S REIT	21,312
8,123	Enka Insaat ve Sanayi A/S	14,379
20,352	Eregli Demir ve Celik Fabrikalari	28,843
1,351	Ford Otomotiv Sanayi A/S	15,871
9,264	Haci Omer Sabanci Holding A/S	29,371
9,448	KOC Holding A/S	42,671
680	Koza Altin Isletmeleri A/S	3,817
5,382	Petkim Petrokimya Holding A/S (a)	7,930
2,328	TAV Havalimanlari Holding A/S	18,263
2,311	Tofas Turk Otomobil Fabrikasi A/S	15,246
1,832	Tupras Turkiye Petrol Rafinerileri A/S (a)	48,343
10,347	Turk Hava Yollari AO (a)	30,509
11,152	Turk Telekomunikasyon A/S	24,055
14,599	Turkcell Iletisim Hizmetleri A/S	58,016
21,962	Turkiye Garanti Bankasi A/S	56,869
7,096	Turkiye Halk Bankasi A/S	26,583
15,320	Turkiye Is Bankasi, Class C	26,111
10,469	Turkiye Sise ve Cam Fabrikalari A/S	11,981
11,920	Turkiye Vakiflar Bankasi Tao, Class D	16,968

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
9,872	Yapi ve Kredi Bankasi A/S	11,992

		588,308

	United Arab Emirates — 0.8%
19,415	Abu Dhabi Commercial Bank PJSC	39,414
43,216	Air Arabia	15,865
33,269	Aldar Properties PJSC	20,667
74,995	Dana Gas PJSC (a)	9,571
2,446	DP World Ltd.	49,431
9,192	Dubai Investments PJSC	5,645
10,381	Dubai Islamic Bank PJSC	18,239
22,028	Emaar Malls Group PJSC (a)	18,796
39,519	Emaar Properties PJSC	69,412
11,706	First Gulf Bank PJSC	39,289
11,391	Union National Bank PJSC	17,367
10,532	Union Properties PJSC	2,473

		306,169

	Total Common Stocks (Cost $37,012,461)	31,659,997

Exchange-Traded Fund — 9.1%
	India — 9.1%
115,698	iShares MSCI India ETF	3,295,079

	Total Exchange-Traded Fund (Cost $3,568,857)	3,295,079

Preferred Stocks — 2.7%
	Brazil — 2.1%
40,228	Banco Bradesco S.A.	219,053
2,416	Braskem S.A.	13,645
784	Cia de Transmissao de Energia Eletrica Paulista S.A.	9,026
16,664	Cia Energetica de Minas Gerais	30,938
2,280	Cia Paranaense de Energia	19,214
38,212	Itau Unibanco Holding S.A.	262,274
43,970	Itausa – Investimentos Itau S.A.	82,090
67,920	Petroleo Brasileiro S.A. (a)	135,785

		772,025

	Chile — 0.1%
5,343	Embotelladora Andina S.A.	19,593

	Colombia — 0.1%
5,295	Bancolombia S.A.	45,913

	Russia — 0.4%
24	AK Transneft OAO (a)	55,988

SHARES	SECURITY DESCRIPTION	VALUE($)

	Russia — continued
108,880	Surgutneftegas OAO (a)	74,219

		130,207

	Total Preferred Stocks (Cost $1,467,920)	967,738

	Total Investments — 99.3% (Cost $42,049,238)	35,922,814
	Other Assets in Excess of Liabilities — 0.7%	262,860

	NET ASSETS— 100.0%	$36,185,674

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.9%
Exchange-Traded Fund	9.2
Wireless Telecommunication Services	7.4
Oil, Gas & Consumable Fuels	6.9
Semiconductors & Semiconductor Equipment	5.1
Electronic Equipment & Instruments	3.8
Internet Software & Services	3.4
Insurance	3.0
Food Products	2.8
Diversified Financial Services	2.7
Diversified Telecommunication Services	2.6
Industrial Conglomerates	2.6
Chemicals	2.3
Electric Utilities	2.3
Real Estate Management & Development	2.2
Computers & Peripherals	2.2
Food & Staples Retailing	2.1
Independent Power Producers & Energy Trader	1.7
Beverages	1.7
Automobiles	1.7
Metals & Mining	1.4
Transportation Infrastructure	1.3
Textiles, Apparel & Luxury Goods	1.2
Construction Materials	1.2
Others (each less than 1.0%)	13.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Australia — 9.3%
13,844	AGL Energy Ltd.	164,171
18,932	Amcor Ltd.	182,860
7,094	Ansell Ltd.	100,947
21,800	APA Group	142,031
23,907	Asciano Ltd.	139,223
3,278	ASX Ltd.	95,828
42,193	Aurizon Holdings Ltd.	154,701
1,869	BHP Billiton Ltd.	30,653
16,866	Boral Ltd.	64,516
23,437	Brambles Ltd.	172,589
6,214	Caltex Australia Ltd.	139,108
2,210	Cochlear Ltd.	139,480
4,336	Crown Resorts Ltd.	35,141
3,144	CSL Ltd.	208,982
29,229	CSR Ltd.	57,221
17,443	Dexus Property Group REIT	95,751
19,545	Echo Entertainment Group Ltd.	70,640
2,903	Flight Centre Travel Group Ltd.	78,101
48,905	GPT Group REIT (The)	165,633
20,100	Harvey Norman Holdings Ltd.	56,472
49,075	Incitec Pivot Ltd.	137,044
12,219	Oil Search Ltd.	68,099
7,109	Orica Ltd.	83,164
19,230	Origin Energy Ltd.	74,724
5,690	Qantas Airways Ltd. (a)	16,027
2,910	Ramsay Health Care Ltd.	127,917
4,674	Rio Tinto Ltd.	167,133
61,565	Scentre Group REIT	180,578
8,150	Sonic Healthcare Ltd.	111,464
9,805	South32 Ltd. (a)	10,153
12,666	Suncorp Group Ltd.	117,662
38,721	Sydney Airport	176,959
36,120	Tabcorp Holdings Ltd.	120,716
37,920	Tatts Group Ltd.	106,469
45,173	Telstra Corp. Ltd.	173,087
24,738	Transurban Group	183,309
7,641	Wesfarmers Ltd.	213,675
7,943	Woodside Petroleum Ltd.	166,588
7,157	Woolworths Ltd.	122,608
8,374	WorleyParsons Ltd.	38,633

		4,690,057

	Austria — 0.2%
3,600	OMV AG	95,860

	Belgium — 1.0%
521	Anheuser-Busch InBev NV	62,168

SHARES	SECURITY DESCRIPTION	VALUE($)

	Belgium — continued
3,120	Belgacom S.A.	107,967
1,310	Colruyt S.A.	64,797
732	Delhaize Group S.A.	67,921
910	Groupe Bruxelles Lambert S.A.	73,864
908	Solvay S.A.	102,578
385	UCB S.A.	33,279

		512,574

	Canada — 2.4%
1,120	Agrium, Inc.	104,197
2,944	BCE, Inc.	127,252
1,070	Canadian Tire Corp., Ltd., Class A	94,120
3,664	Fortis, Inc.	106,059
4,592	Husky Energy, Inc.	62,053
2,637	Imperial Oil Ltd.	87,745
662	Magna International, Inc.	34,913
4,290	Metro, Inc., Class A	122,670
1,243	National Bank of Canada	41,170
2,727	Potash Corp of Saskatchewan, Inc.	55,224
3,033	RioCan REIT	59,148
3,181	Rogers Communications, Inc., Class B	126,573
4,660	Shaw Communications, Inc., Class B	96,757
2,862	TransCanada Corp.	96,305

		1,214,186

	Denmark — 0.6%
250	Carlsberg A/S, Class B	20,483
1,353	Christian Hansen Holdings	81,292
573	Coloplast A/S, Class B	41,098
1,787	DSV A/S	72,515
1,410	H Lundbeck A/S (a)	41,421
12,741	TDC A/S	66,609

		323,418

	Finland — 0.9%
4,624	Fortum OYJ	69,341
5,090	Neste Oil OYJ	124,107
12,822	Nokia OYJ	95,381
2,020	Sampo OYJ, Class A	98,733
3,940	Stora Enso OYJ, Class R	36,548
2,361	UPM-Kymmene OYJ	44,200

		468,310

	France — 4.0%
1,480	AtoS	117,818
1,572	Capital Gemini S.A.	139,776
1,201	Casino Guichard Perrachon S.A.	69,003

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	France — continued
292	Christian Dior S.A.	57,390
2,068	Dassault Systemes S.A.	163,141
878	Essilor International S.A.	115,249
3,441	Eutelsat Communications S.A.	113,414
608	Ingenico S.A.	71,654
2,392	Lagardere SCA	69,596
185	L’Oreal S.A.	33,726
4,024	Orange S.A.	70,950
580	Pernod Ricard S.A.	68,248
1,130	Publicis Groupe S.A.	73,196
1,042	Sanofi S.A.	105,113
1,451	SCOR S.A.	53,952
930	Sodexo S.A.	82,669
4,472	STMicroelectronics NV	30,813
2,977	Suez Environnement S.A.	56,527
1,856	Thales S.A.	134,173
1,858	Total S.A.	89,851
791	Valeo S.A.	122,151
2,070	Veolia Environnement S.A. (a)	48,086
352	Vinci S.A.	23,699
4,418	Vivendi S.A.	106,283

		2,016,478

	Germany — 3.2%
601	BASF AG	49,236
832	Bayerische Motoren Werke AG	85,220
1,090	Beiersdorf AG	103,524
3,124	Deutsche Telekom AG	58,518
2,710	Evonik Industries AG	98,400
1,280	Fraport AG Frankfurt Airport Services Worldwide	81,155
1,600	Fresenius Medical Care AG & Co., KGaA	144,012
2,064	Fresenius SE & Co., KGaA	151,668
1,252	Hannover Rueck SE	144,744
680	HUGO BOSS AG	69,922
9,042	Infineon Technologies AG	111,379
660	Linde AG	114,481
1,200	Merck KGaA	117,154
1,412	SAP SE	111,315
988	Symrise AG	65,027
2,591	United Internet AG	134,532

		1,640,287

	Greece — 0.1%
5,890	Hellenic Telecommunications Organization S.A.	55,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 4.2%
29,000	Cathay Pacific Airways Ltd.	57,517
19,000	Cheung Kong Infrastructure Holdings Ltd.	176,263
16,260	Cheung Kong Property Holdings Ltd.	113,774
17,260	CK Hutchison Holdings Ltd.	236,350
21,000	CLP Holdings Ltd.	182,564
8,900	Hang Seng Bank Ltd.	163,278
78,700	Hong Kong & China Gas Co., Ltd.	159,567
5,500	Johnson Electric Holdings Ltd.	20,130
33,500	Link REIT (The)	200,152
30,000	MTR Corp., Ltd.	135,907
30,000	New World Development Co., Ltd.	31,998
140,000	PCCW Ltd.	75,382
20,000	Power Assets Holdings Ltd.	198,928
1,460,000	Semiconductor Manufacturing International Corp. (a)	135,254
10,500	Swire Pacific Ltd., Class A	121,312
60,000	Xinyi Glass Holdings Ltd.	31,084
228,000	Xinyi Solar Holdings Ltd.	90,638

		2,130,098

	Israel — 0.3%
1,490	Check Point Software Technologies Ltd. (a)	126,561

	Italy — 1.0%
48,262	Enel Green Power SpA	102,034
6,184	Eni SpA	100,986
23,890	Parmalat SpA	62,156
6,700	Pirelli & C. SpA	110,155
8,934	Snam SpA	46,234
21,380	Terna Rete Elettrica Nazionale SpA	108,745

		530,310

	Japan — 20.4%
7,000	Ajinomoto Co., Inc.	155,918
50,000	ANA Holdings Co., Ltd.	149,310
39,000	Aozora Bank Ltd.	142,547
17,000	Asahi Kasei Corp.	104,323
2,000	Bank of Kyoto Ltd. (The)	20,199
25,000	Bank of Yokohama Ltd. (The)	156,028
8,000	Brother Industries Ltd.	102,252
5,000	Canon, Inc.	149,310
3,900	Capcom Co., Ltd.	82,231
300	Central Japan Railway Co.	54,724
20,000	Chiba Bank Ltd. (The)	145,901
7,000	Chubu Electric Power Co., Inc.	107,681
7,300	Chugoku Electric Power Co., Inc. (a)	110,314

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
5,000	Cosmo Energy Holdings Co., Ltd. (a)	67,965
8,900	Daicel Corp.	117,608
7,500	Daiichi Sankyo Co., Ltd.	147,293
19,000	DIC Corp.	51,430
4,000	Dowa Holdings Co., Ltd.	34,874
1,800	East Japan Railway Co.	171,136
4,000	Electric Power Development Co., Ltd.	131,864
3,200	FamilyMart Co., Ltd.	130,806
19,000	Fuji Electric Co., Ltd.	84,770
3,800	FUJIFILM Holdings Corp.	151,577
14,000	Fujikura Ltd.	71,959
28,000	Fukuoka Financial Group, Inc.	147,340
1,500	Hikari Tsushin, Inc.	114,148
2,700	Hokkaido Electric Power Co., Inc. (a)	28,843
6,000	Hokuriku Electric Power Co.	89,495
900	Hoya Corp.	37,140
5,000	Idemitsu Kosan Co., Ltd.	81,997
12,500	Inpex Corp.	119,150
12,300	ITOCHU Corp.	153,910
4,200	Japan Airlines Co., Ltd. (a)	158,227
3,000	Japan Petroleum Exploration Co., Ltd.	90,036
37,100	JX Holdings, Inc.	145,679
19,000	Kaneka Corp.	168,478
51,000	Kawasaki Kisen Kaisha Ltd.	114,501
6,900	KDDI Corp.	166,969
9,000	Keisei Electric Railway Co., Ltd.	110,906
12,700	Konica Minolta, Inc.	130,485
9,900	Kuraray Co., Ltd.	122,105
6,000	Kyowa Hakko Kirin Co., Ltd.	98,898
800	Mabuchi Motor Co., Ltd.	39,583
25,700	Marubeni Corp.	148,495
600	MEIJI Holdings Co., Ltd.	47,280
7,100	Mitsubishi Corp.	129,082
9,100	Mitsubishi Tanabe Pharma Corp.	153,874
14,000	Mitsui OSK Lines Ltd.	37,386
1,700	Mochida Pharmaceutical Co., Ltd.	100,378
7,000	NH Foods Ltd.	146,010
8,000	Nippon Kayaku Co., Ltd.	83,462
4,900	Nippon Paper Industries Co., Ltd.	90,820
1,400	Nippon Shokubai Co., Ltd.	109,560
4,100	Nippon Telegraph & Telephone Corp.	150,312
7,000	Nippon Television Holdings, Inc.	121,142
9,000	Nipro Corp.	100,894
2,100	Nissin Foods Holdings Co., Ltd.	97,079
3,300	NTT Data Corp.	164,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
7,700	NTT DOCOMO, Inc.	149,961
39,000	Osaka Gas Co., Ltd.	153,600
1,200	Otsuka Corp.	58,008
4,800	Otsuka Holdings Co., Ltd.	159,746
29,000	Resona Holdings, Inc.	153,449
7,300	Ricoh Co., Ltd.	78,679
2,300	Rohm Co., Ltd.	113,693
1,400	Sankyo Co., Ltd.	53,956
1,100	Sawai Pharmaceutical Co., Ltd.	70,419
4,000	SCREEN Holdings Co., Ltd.	23,633
7,000	Sekisui Chemical Co., Ltd.	82,593
10,000	Sekisui House Ltd.	166,464
26,000	Seven Bank Ltd.	118,470
1,100	Shimamura Co., Ltd.	123,543
1,700	Shionogi & Co., Ltd.	69,728
14,000	Showa Shell Sekiyu	123,571
2,900	SoftBank Group Corp.	162,481
36,300	Sojitz Corp.	79,842
28,000	Sumitomo Osaka Cement Co., Ltd.	107,899
2,100	Suzuken Co., Ltd.	80,375
1,000	Taisho Pharmaceutical Holdings Co., Ltd.	62,395
3,300	Takeda Pharmaceutical Co., Ltd.	161,147
11,000	Tohoku Electric Power Co., Inc.	154,445
6,000	Tokyo Broadcasting System Holdings Inc.	89,143
12,000	TonenGeneral Sekiyu	124,676
15,000	Toppan Printing Co., Ltd.	134,512
12,000	Tosoh Corp.	60,945
4,000	Toyo Suisan Kaisha Ltd.	147,391
2,700	Toyota Industries Corp.	141,884
3,800	Toyota Motor Corp. (a)	232,805
4,000	Tsumura & Co.	96,384
43,000	Ube Industries Ltd.	90,290
2,300	West Japan Railway Co.	161,590
4,400	Yokohama Rubber Co., Ltd. (The)	84,584

		10,312,209

	Netherlands — 1.1%
498	Boskalis Westminster NV	24,170
1,161	Heineken Holding NV	92,756
5,630	Koninklijke Ahold NV	114,530
5,450	Reed Elsevier NV	92,959
3,411	Royal Dutch Shell plc, Class A	89,052
3,971	Wolters Kluwer NV	134,209

		547,676

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	New Zealand — 0.4%
13,529	Contact Energy Ltd.	47,486
60,030	Spark New Zealand Ltd.	136,161

		183,647

	Norway — 0.9%
8,258	Marine Harvest ASA	110,838
8,788	Orkla ASA	74,787
5,585	Statoil ASA	90,278
4,678	Telenor ASA	88,125
2,494	Yara International ASA	113,292

		477,320

	Portugal — 0.2%
29,310	EDP – Energias de Portugal S.A.	108,314

	Singapore — 2.5%
52,400	CapitaMall Trust REIT	73,880
25,200	ComfortDelGro Corp., Ltd.	54,523
15,500	DBS Group Holdings Ltd.	190,573
290,000	Golden Agri-Resources Ltd.	80,482
120,000	Hutchison Port Holdings Trust, Class U	66,463
27,800	Keppel Corp., Ltd.	139,937
40,500	Sembcorp Industries Ltd.	103,200
10,000	Singapore Airlines Ltd.	76,932
40,000	Singapore Press Holdings Ltd.	113,760
72,200	Singapore Telecommunications Ltd.	205,138
8,900	Venture Corp., Ltd.	52,450
48,900	Wilmar International Ltd.	108,967

		1,266,305

	South Korea — 9.1%
2,599	Celltrion, Inc. (a)	174,762
341	CJ CheilJedang Corp.	104,433
521	CJ Corp.	109,391
1,288	Daum Kakao Corp.	128,036
1,631	GS Holdings Corp.	71,642
2,150	Halla Visteon Climate Control Corp.	84,545
2,577	Hankook Tire Co., Ltd.	98,516
306	Hanmi Pharm Co., Ltd. (a)	138,008
816	Hanmi Science Co., Ltd. (a)	93,380
5,057	Hanwha Chemical Corp.	97,984
881	Hyundai Mobis Co., Ltd.	185,213
2,290	Hyundai Steel Co.	104,264
7,342	Industrial Bank of Korea	89,872
2,442	Kia Motors Corp.	119,199
4,284	Korea Electric Power Corp.	192,885
2,270	Korea Gas Corp.	84,521
197	Korea Zinc Co., Ltd.	81,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
2,153	Korean Air Lines Co., Ltd. (a)	58,161
5,272	KT Corp. (a)	136,575
1,853	KT&G Corp.	185,292
7,082	LG Display Co., Ltd.	134,538
2,116	LG Electronics, Inc.	90,844
13,182	LG Uplus Corp.	126,339
364	Lotte Chemical Corp.	76,421
368	Lotte Shopping Co., Ltd.	74,557
333	NAVER Corp.	174,850
1,111	POSCO	178,661
273	Samsung Electronics Co., Ltd.	327,444
1,110	Samsung Fine Chemicals Co., Ltd.	36,477
483	Samsung SDS Co., Ltd.	108,323
120	Shinsegae Co., Ltd.	24,417
920	SK C&C Co., Ltd.	215,051
6,111	SK Hynix, Inc.	163,544
1,389	SK Innovation Co., Ltd. (a)	144,023
714	SK Telecom Co., Ltd.	151,198
1,830	SKC Co., Ltd.	61,421
1,710	S-Oil Corp.	102,270
5,053	Woori Bank	43,832

		4,572,756

	Spain — 2.1%
50	Acciona S.A.	4,194
3,000	Acerinox S.A.	32,413
2,363	ACS Actividades de Construccion y Servicios S.A.	80,173
3,373	Enagas S.A.	101,994
5,272	Endesa S.A.	117,224
4,760	Ferrovial S.A.	120,082
4,799	Gas Natural SDG S.A.	103,811
2,120	Grifols S.A.	98,188
15,297	Iberdrola S.A.	109,085
1,220	Red Electrica Corp. S.A.	107,403
5,603	Repsol S.A.	70,533
7,158	Telefonica S.A.	94,438

		1,039,538

	Sweden — 2.6%
1,134	Autoliv, Inc.	137,486
6,270	Boliden AB	120,048
1,093	Getinge AB, Class B	27,316
1,190	Hexagon AB, Class B	41,276
2,760	Investor AB, Class B	102,142
10,410	Securitas AB, Class B	135,910
6,000	Skanska AB, Class B	117,078

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Sweden — continued
4,800	Svenska Cellulosa AB SCA, Class B	141,379
6,990	Svenska Handelsbanken AB, Class A	94,935
1,528	Swedish Match AB	48,034
10,221	Tele2 AB, Class B	102,073
8,051	Telefonaktiebolaget LM Ericsson, Class B	78,356
17,250	TeliaSonera AB	88,139
5,253	Trelleborg AB, Class B	88,503

		1,322,675

	Switzerland — 1.9%
294	Actelion Ltd.	40,811
824	Baloise Holding AG	98,795
4,784	Clariant AG	87,970
2,170	Garmin Ltd.	76,970
70	Givaudan S.A.	125,174
212	Kuehne & Nagel International AG	29,374
920	Lonza Group AG	135,037
1,230	Novartis AG	111,424
357	Sonova Holding AG	48,711
254	Swiss Life Holding AG	60,526
347	Swiss Prime Site AG	26,512
230	Swisscom AG	118,500

		959,804

	United Kingdom — 4.4%
6,602	AMEC plc	72,240
6,076	Antofagasta plc	49,119
19,595	BP plc	116,452
6,333	British Land Co., plc REIT	84,828
10,585	BT Group plc, Class A	75,592
4,860	Bunzl plc	138,979
5,867	Direct Line Insurance Group plc	35,588
1,151	easyJet plc	31,006
5,219	GlaxoSmithKline plc	112,551
4,030	Hammerson plc REIT	39,484
4,200	Inmarsat plc	63,659
390	Johnson Matthey plc	15,512
5,741	Land Securities Group plc REIT	118,274
1,425	Mondi plc	32,952
1,220	Next plc	150,248
1,494	Persimmon plc	45,817
13,250	Rexam plc	110,170
4,859	Royal Mail plc	33,289
18,721	Sage Group plc	156,967
1,247	Severn Trent plc	43,006
6,400	Smith & Nephew plc	109,283

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
10,438	Subsea 7 S.A. (a)	81,869
29,306	Taylor Wimpey plc	89,276
2,435	Travis Perkins plc	71,769
7,036	United Utilities Group plc	107,068
28,168	Vodafone Group plc	92,699
7,970	William Hill plc	38,888
4,510	WPP plc	101,099

		2,217,684

	United States — 26.5%
910	Airgas, Inc.	87,506
200	Alleghany Corp. (a)	99,254
1,880	Alliant Energy Corp.	110,957
1,467	Allstate Corp. (The)	90,778
2,561	Amdocs Ltd.	152,559
1,960	Ameren Corp.	85,613
2,901	American Water Works Co., Inc.	166,401
1,421	AmerisourceBergen Corp., Class A	137,141
8,555	Annaly Capital Management, Inc. REIT	85,122
968	Anthem, Inc.	134,697
1,000	Ashland, Inc.	109,720
1,570	Assurant, Inc.	128,002
4,622	AT&T, Inc.	154,883
1,980	AutoNation, Inc. (a)	125,116
150	AutoZone Inc. (a)	117,661
2,150	Avery Dennison Corp.	139,685
2,260	Axis Capital Holdings Ltd.	122,040
1,160	Becton Dickinson & Co.	165,323
2,560	Bemis Co., Inc.	117,197
2,863	Broadridge Financial Solutions Inc.	170,577
3,590	CA Technologies, Inc.	99,479
1,183	Celanese Corp., Class A	84,052
3,822	CenturyLink, Inc.	107,819
2,055	CF Industries Holdings, Inc.	104,332
5,307	Chemours Co. (The)	36,778
1,466	Chevron Corp.	133,230
1,470	Church & Dwight Co., Inc.	126,553
1,094	Cigna Corp.	146,640
2,010	Cincinnati Financial Corp.	121,062
1,710	Cintas Corp.	159,184
771	CMS Energy Corp.	27,810
1,470	CNA Financial Corp.	53,743
292	Columbia Pipeline Group, Inc.	6,065
1,171	Commerce Bancshares Inc.	53,339
1,410	Communications Sales & Leasing, Inc. REIT	28,327
1,742	Computer Sciences Corp.	116,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
2,070	ConocoPhillips Co.	110,435
1,203	Constellation Brands, Inc., Class A	162,165
510	C.R. Bard, Inc.	95,039
1,116	Darden Restaurants, Inc.	69,069
354	DaVita HealthCare Partners, Inc. (a)	27,438
2,050	DENTSPLY International Corp.	124,743
1,190	Diamond Offshore Drilling, Inc.	23,657
1,601	Dr Pepper Snapple Group, Inc.	143,081
1,340	DST Systems, Inc.	163,681
1,782	DTE Energy Co.	145,393
700	Eastman Chemical Co.	50,519
910	Edgewell Personal Care Co.	77,086
363	EI du Pont de Nemours & Co.	23,014
910	Energizer Holdings, Inc.	38,975
741	Entergy Corp.	50,506
901	Everest Re Group Ltd.	160,351
2,540	Eversource Energy	129,388
1,504	Fidelity National Information Services, Inc.	109,672
2,061	Foot Locker, Inc.	139,633
20,390	Frontier Communications Corp.	104,805
717	Gannett Co., Inc.	11,343
850	Genuine Parts Co.	77,146
1,520	Harris Corp.	120,278
2,004	Hasbro, Inc.	153,967
1,024	Helmerich & Payne, Inc.	57,621
970	Henry Schein, Inc. (a)	147,159
1,315	Hess Corp.	73,916
2,271	HollyFrontier Corp.	111,211
2,200	Hormel Foods Corp.	148,610
1,203	IAC/Interactive Corp.	80,613
2,391	Intel Corp.	80,959
1,090	International Flavors & Fragrances, Inc.	126,505
2,161	Jabil Circuit, Inc.	49,660
1,254	JM Smucker Co. (The)	147,207
936	Johnson & Johnson	94,564
317	KLA-Tencor Corp.	21,277
1,182	L-3 Communications Holdings Corp., Class 3	149,405
990	Laboratory Corp of America Holdings (a)	121,513
3,320	Leggett & Platt, Inc.	149,500
2,172	Level 3 Communications, Inc. (a)	110,663
4,320	Liberty Interactive Corp., Class A (a)	118,238
3,502	Marathon Oil Corp.	64,367
1,044	McCormick & Co., Inc.	87,675
1,610	Molson Coors Brewing Co., Class B	141,841
1,228	Motorola Solutions, Inc.	85,923
1,980	Murphy Oil Corp.	56,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
3,440	Newell Rubbermaid, Inc.	145,959
2,126	Newfield Exploration Co. (a)	85,444
292	NiSource, Inc.	5,595
922	Northrop Grumman Corp.	173,105
5,751	NVIDIA Corp.	163,156
76	NVR, Inc. (a)	124,470
1,071	PartnerRe, Inc. (a)	148,869
2,390	Patterson Cos., Inc.	113,286
5,356	Pepco Holdings, Inc.	142,630
1,820	Pinnacle West Capital Corp.	115,588
1,302	PPG Industries, Inc.	135,747
340	Quest Diagnostics, Inc.	23,103
1,640	Questar Corp.	33,866
1,452	Raytheon Co.	170,465
1,410	RenaissanceRe Holdings Ltd.	154,578
2,482	Republic Services, Inc., Class A	108,563
1,254	Ryder System, Inc.	90,012
1,230	SBA Communications Corp., Class A (a)	146,395
2,185	SCANA Corp.	129,396
830	Scripps Networks Interactive, Inc., Class A	49,866
2,671	Southwest Airlines Co.	123,641
21,951	Sprint Corp. (a)	103,828
642	Stericycle, Inc. (a)	77,919
3,281	Synopsys, Inc. (a)	163,984
5,770	TECO Energy, Inc.	155,790
1,434	TEGNA, Inc.	38,775
3,980	TELUS Corp.	132,813
823	Tesoro Corp.	88,003
2,533	Thomson Reuters Corp.	103,986
4,000	T-Mobile US, Inc. (a)	151,560
1,980	Torchmark Corp.	114,860
2,575	Total System Services, Inc.	135,059
1,234	Tyson Foods, Inc., Class A	54,740
1,094	Universal Health Services, Inc., Class B	133,566
3,231	Verizon Communications, Inc.	151,469
1,524	Walt Disney Co. (The)	173,340
780	Waters Corp. (a)	99,684
482	Westlake Chemical Corp.	29,050
1,368	WestRock Co.	73,544
2,568	WR Berkley Corp.	143,372
1,840	Wyndham Worldwide Corp.	149,684
4,460	Xcel Energy, Inc.	158,910
1,141	Zimmer Holdings, Inc.	119,314

		13,377,731

	Total Common Stocks (Cost $50,289,699)	50,188,936

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.1%
	Germany — 0.1%
420	Porsche Automobil Holding AG	19,632

	Total Preferred Stock (Cost $38,523)	19,632

	Total Investments — 99.4% (Cost $50,328,222)	50,208,568
	Other Assets in Excess of Liabilities — 0.6%	321,466

	NET ASSETS — 100.0%	$50,530,034

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.1%
Chemicals	6.3
Diversified Telecommunication Services	5.3
Electric Utilities	5.2
Pharmaceuticals	4.3
Insurance	3.9
Health Care Providers & Services	3.3
IT Services	3.1
Food Products	3.1
Commercial Banks	3.1
Media	2.9
Wireless Telecommunication Services	2.7
Semiconductors & Semiconductor Equipment	2.5
Road & Rail	2.3
Real Estate Investment Trusts (REITs)	2.2
Health Care Equipment & Supplies	2.2
Auto Components	2.0
Household Durables	1.9
Multi-Utilities	1.9
Software	1.8
Trading Companies & Distributors	1.7
Metals & Mining	1.7
Gas Utilities	1.6
Commercial Services & Supplies	1.6
Hotels, Restaurants & Leisure	1.5
Specialty Retail	1.4
Beverages	1.4
Electronic Equipment & Instruments	1.3
Airlines	1.3
Aerospace & Defense	1.2
Food & Staples Retailing	1.2
Real Estate Management & Development	1.1
Internet Software & Services	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	13.9

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.4%
	Australia — 8.7%
32,274	AGL Energy Ltd.	382,726
18,090	Ansell Ltd.	257,420
53,856	APA Group	350,882
12,247	Asciano Ltd.	71,320
24,206	Bendigo & Adelaide Bank Ltd.	183,630
18,718	BHP Billiton Ltd.	306,989
24,929	Boral Ltd.	95,358
34,495	Brambles Ltd.	254,020
11,890	Caltex Australia Ltd.	266,172
5,400	Cochlear Ltd.	340,811
6,645	CSL Ltd.	441,695
53,157	CSR Ltd.	104,065
51,769	Dexus Property Group REIT	284,179
13,123	Downer EDI Ltd.	32,977
121,845	Federation Centres REIT	251,703
84,923	GPT Group REIT (The)	287,619
13,431	Harvey Norman Holdings Ltd.	37,735
47,310	Healthscope Ltd.	90,573
92,394	Incitec Pivot Ltd.	258,014
8,471	Orica Ltd.	99,097
71,604	Origin Energy Ltd.	278,239
7,686	Ramsay Health Care Ltd.	337,858
22,086	Sonic Healthcare Ltd.	302,061
60,557	South32 Ltd. (a)	62,707
80,473	Sydney Airport	367,770
102,052	Tabcorp Holdings Ltd.	341,065
88,452	Tatts Group Ltd.	248,349
95,038	Telstra Corp. Ltd.	364,152
31,158	TPG Telecom Ltd.	244,213
54,738	Transurban Group	405,610
12,041	Wesfarmers Ltd.	336,718
17,009	Woodside Petroleum Ltd.	356,728

		8,042,455

	Austria — 0.4%
7,416	OMV AG	197,472
4,638	Voestalpine AG	167,692

		365,164

	Belgium — 1.0%
1,834	Ageas	80,875
9,857	Belgacom S.A.	341,100
4,932	Colruyt S.A.	243,952
1,602	Groupe Bruxelles Lambert S.A.	130,034
2,422	Umicore S.A.	102,834

		898,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — 1.1%
4,000	Christian Hansen Holdings A/S	240,332
2,006	DSV A/S	81,402
5,238	H Lundbeck A/S (a)	153,876
51,387	TDC A/S	268,645
2,024	Vestas Wind Systems A/S	118,008
1,692	William Demant Holding A/S (a)	146,997

		1,009,260

	Finland — 1.5%
1,703	Elisa OYJ	64,163
5,760	Fortum OYJ	86,376
5,166	Kesko OYJ, Class B	164,921
14,238	Neste Oil OYJ	347,158
21,483	Nokia OYJ	159,809
4,115	Orion OYJ, Class B	146,978
6,138	Sampo OYJ, Class A	300,011
6,626	UPM-Kymmene OYJ	124,045

		1,393,461

	France — 5.1%
4,392	AtoS	349,632
3,875	Capital Gemini S.A.	344,550
2,085	Casino Guichard Perrachon S.A.	119,793
1,446	Christian Dior S.A.	284,200
5,062	Dassault Systemes S.A.	399,332
2,381	Essilor International S.A.	312,538
5,049	Eutelsat Communications S.A.	166,413
1,945	Ingenico S.A.	229,221
7,875	Lagardere SCA	229,127
542	L’Oreal S.A.	98,809
3,366	Publicis Groupe S.A.	218,033
3,456	Safran S.A.	262,497
7,817	SCOR S.A.	290,657
954	Sodexo S.A.	84,803
5,118	Thales S.A.	369,987
5,422	TOTAL S.A.	262,202
1,224	Valeo S.A.	189,017
10,900	Vivendi S.A.	262,219
10,068	Zodiac Aerospace S.A.	253,983

		4,727,013

	Germany — 4.2%
1,398	Axel Springer AG	78,567
3,006	Beiersdorf AG	285,497
3,762	Brenntag AG	227,162
5,697	Evonik Industries AG	206,858

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Germany — continued
3,960	Fraport AG Frankfurt Airport Services Worldwide	251,075
4,428	Fresenius Medical Care AG & Co., KGaA	398,554
5,724	Fresenius SE & Co., KGaA	420,613
3,240	Hannover Rueck SE	374,577
1,159	HUGO BOSS AG	119,176
21,418	Infineon Technologies AG	263,825
3,620	K+S AG	91,381
1,368	Linde AG	237,287
2,770	Merck KGaA	270,431
2,504	Suedzucker AG	46,731
1,013	Symrise AG	66,672
21,530	Telefonica Deutschland Holding AG	138,603
7,490	United Internet AG	388,902

		3,865,911

	Hong Kong — 5.3%
82,000	Cathay Pacific Airways Ltd.	162,634
42,000	Cheung Kong Infrastructure Holdings Ltd.	389,633
29,042	CK Hutchison Holdings Ltd.	397,687
47,000	CLP Holdings Ltd.	408,596
216,000	FIH Mobile Ltd.	103,019
36,000	First Pacific Co., Ltd.	24,634
190,100	Hong Kong & China Gas Co., Ltd.	385,434
68,000	Link REIT (The)	406,279
78,500	MTR Corp., Ltd.	355,625
64,000	New World Development Co., Ltd.	68,263
647,000	PCCW Ltd.	348,372
42,500	Power Assets Holdings Ltd.	422,722
3,417,000	Semiconductor Manufacturing International Corp. (a)	316,550
27,000	Swire Pacific Ltd., Class A	311,945
53,500	Techtronic Industries Co., Ltd.	195,579
26,000	Wheelock & Co., Ltd.	121,189
144,000	Xinyi Solar Holdings Ltd.	57,245
101,000	Yue Yuen Industrial Holdings Ltd.	368,454

		4,843,860

	Ireland — 0.3%
2,918	Kerry Group plc, Class A	236,663

	Italy — 1.4%
18,774	Davide Campari-Milano SpA	160,770
39,744	Enel Green Power SpA	84,025
12,691	Eni SpA	207,247
71,604	Parmalat SpA	186,297
21,206	Pirelli & C. SpA	348,648

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
63,801	Terna Rete Elettrica Nazionale SpA	324,512

		1,311,499

	Japan — 23.6%
16,200	Alfresa Holdings Corp.	310,641
40,000	Asahi Kasei Corp.	245,465
58,000	Bank of Yokohama Ltd. (The)	361,984
10,800	Brother Industries Ltd.	138,040
9,000	Canon Marketing Japan, Inc.	136,824
10,100	Canon, Inc.	301,607
13,200	Capcom Co., Ltd.	278,320
1,700	Central Japan Railway Co.	310,103
51,000	Chiba Bank Ltd. (The)	372,047
5,400	Chubu Electric Power Co., Inc.	83,068
16,400	Chugoku Electric Power Co., Inc. (a)	247,828
14,400	COMSYS Holdings Corp.	188,086
30,500	Daicel Corp.	403,039
80,000	DIC Corp.	216,549
8,900	Electric Power Development Co., Ltd.	293,397
7,200	FamilyMart Co., Ltd.	294,313
36,000	Fuji Electric Co., Ltd.	160,616
10,600	FUJIFILM Holdings Corp.	422,821
54,000	Fujikura Ltd.	277,556
46,000	Fukuoka Financial Group, Inc.	242,059
23,000	Gunma Bank Ltd. (The)	144,778
18,000	Hachijuni Bank Ltd. (The)	122,737
47,000	Hankyu Hanshin Holdings, Inc.	306,164
4,800	Hikari Tsushin, Inc.	365,274
12,600	Hitachi Chemical Co., Ltd.	199,176
12,600	Hitachi High-Technologies Corp.	338,853
16,200	Hokuriku Electric Power Co.	241,637
14,300	Idemitsu Kosan Co., Ltd.	234,512
30,300	Inpex Corp.	288,820
8,000	Itochu Techno-Solutions Corp.	175,384
10,200	Japan Airlines Co., Ltd. (a)	384,266
8,000	Japan Petroleum Exploration Co., Ltd.	240,097
84,700	JX Holdings, Inc.	332,588
49,000	Kaneka Corp.	434,496
126,000	Kawasaki Kisen Kaisha Ltd.	282,885
16,500	KDDI Corp.	399,273
32,100	Konica Minolta, Inc.	329,809
15,100	Kuraray Co., Ltd.	186,241
4,000	Kyowa Hakko Kirin Co., Ltd.	65,932
7,200	Lintec Corp.	168,660
6,000	Lion Corp.	57,842
14,400	Medipal Holdings Corp.	251,310

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
5,400	Miraca Holdings, Inc.	240,329
21,800	Mitsubishi Tanabe Pharma Corp.	368,622
36,700	Mizuho Financial Group, Inc.	75,596
4,800	Mochida Pharmaceutical Co., Ltd.	283,420
17,000	NH Foods Ltd.	354,595
13,000	Nippo Corp.	226,537
54,000	Nippon Express Co., Ltd.	278,191
9,700	Nippon Paper Industries Co., Ltd.	179,786
2,600	Nippon Shokubai Co., Ltd.	203,469
10,500	Nippon Telegraph & Telephone Corp.	384,945
19,800	Nippon Television Holdings, Inc.	342,660
27,100	Nipro Corp.	303,802
25,200	Nisshin Seifun Group, Inc.	385,168
4,500	Nissin Foods Holdings Co., Ltd.	208,026
2,300	Nomura Research Institute	94,002
19,600	NTT DOCOMO, Inc.	381,719
90,000	Osaka Gas Co., Ltd.	354,462
4,500	Otsuka Holdings Co., Ltd.	149,762
66,700	Resona Holdings, Inc.	352,932
12,800	Ricoh Co., Ltd.	137,957
500	Sawai Pharmaceutical Co., Ltd.	32,009
23,600	Sekisui House Ltd.	392,855
30,600	Seven Bank Ltd.	139,431
8,900	Shimachu Co., Ltd.	194,400
2,900	Shimamura Co., Ltd.	325,703
1,100	Shionogi & Co., Ltd.	45,118
32,400	Showa Shell Sekiyu	285,977
14,400	SKY Perfect JSAT Holdings, Inc.	75,795
6,600	SoftBank Group Corp.	369,784
117,900	Sojitz Corp.	259,321
53,000	Sumitomo Osaka Cement Co., Ltd.	204,237
5,900	Suzuken Co., Ltd.	225,816
53,000	Taisei Corp.	344,421
1,500	Taisho Pharmaceutical Holdings Co., Ltd.	93,592
4,100	Tohoku Electric Power Co., Inc.	57,566
53,000	Tokyo Gas Co., Ltd.	262,290
36,000	TonenGeneral Sekiyu	374,028
9,300	Toyo Suisan Kaisha Ltd.	342,684
6,600	Toyota Industries Corp.	346,828
10,700	Tsumura & Co.	257,828
88,000	Ube Industries Ltd.	184,779
5,900	West Japan Railway Co.	414,515
5,500	Yamaha Corp.	136,503
12,500	Yokohama Rubber Co., Ltd. (The)	240,296

		21,746,853

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.1%
16,500	Samsonite International S.A.	48,858

	Netherlands — 2.6%
4,116	Boskalis Westminster NV	199,769
3,797	Heineken Holding NV	303,354
7,720	Koninklijke Ahold NV	157,046
3,475	NN Group NV	108,882
1,734	OCI NV (a)	48,918
7,792	QIAGEN NV (a)	188,906
19,434	Reed Elsevier NV	331,482
25,714	Royal Dutch Shell plc, Class A	671,321
11,346	Wolters Kluwer NV	383,464

		2,393,142

	New Zealand — 0.6%
38,482	Fletcher Building Ltd.	193,820
148,230	Spark New Zealand Ltd.	336,218

		530,038

	Norway — 1.0%
828	DNB ASA	10,542
9,866	Marine Harvest ASA	132,421
19,872	Norsk Hydro ASA	71,177
14,276	Statoil ASA	230,761
11,443	Telenor ASA	215,566
6,477	Yara International ASA	294,224

		954,691

	Portugal — 0.5%
74,394	EDP — Energias de Portugal S.A.	274,922
17,676	Galp Energia SGPS S.A.	190,812

		465,734

	Singapore — 3.3%
37,700	Ascendas Real Estate Investment Trust REIT	64,185
162,400	CapitaMall Trust REIT	228,970
81,700	ComfortDelGro Corp., Ltd.	176,767
28,900	DBS Group Holdings Ltd.	355,327
809,200	Golden Agri-Resources Ltd.	224,571
324,000	Hutchison Port Holdings Trust, Class U	179,449
60,200	Keppel Corp., Ltd.	303,029
72,000	Sembcorp Industries Ltd.	183,467
28,800	Sembcorp Marine Ltd.	47,923
90,000	Singapore Press Holdings Ltd.	255,960
133,900	Singapore Telecommunications Ltd.	380,444
44,700	StarHub Ltd.	114,670
77,500	Suntec REIT	91,031
24,900	Venture Corp., Ltd.	146,741

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Singapore — continued
120,500	Wilmar International Ltd.	268,519

		3,021,053

	South Korea — 9.3%
5,520	Celltrion, Inc. (a)	371,177
566	CJ CheilJedang Corp.	173,341
1,402	CJ Corp.	294,369
2,580	Daum Kakao Corp.	256,470
5,512	GS Holdings Corp.	242,115
522	Hanmi Pharm Co., Ltd. (a)	235,424
1,746	Hanmi Science Co., Ltd. (a)	199,806
859	Hyosung Corp.	87,710
940	Hyundai Department Store Co., Ltd.	103,185
6,078	Hyundai Steel Co.	276,731
19,954	Industrial Bank of Korea	244,253
6,190	Kangwon Land, Inc.	229,671
9,483	Korea Electric Power Corp.	426,968
5,992	Korea Gas Corp.	223,106
551	Korea Zinc Co., Ltd.	228,979
3,745	Korean Air Lines Co., Ltd. (a)	101,168
12,562	KT Corp. (a)	325,427
3,827	KT&G Corp.	382,683
4,177	LG Corp.	241,689
12,546	LG Display Co., Ltd.	238,338
34,110	LG Uplus Corp.	326,918
263	Lotte Chemical Corp.	55,216
922	Lotte Shopping Co., Ltd.	186,797
257	NAVER Corp.	134,944
1,988	POSCO	319,692
493	Samsung Electronics Co., Ltd.	591,317
745	Samsung SDS Co., Ltd.	167,082
350	Shinsegae Co., Ltd.	71,216
1,720	SK C&C Co., Ltd.	402,051
11,013	SK Hynix, Inc.	294,733
1,150	SK Innovation Co., Ltd. (a)	119,242
16,488	SK Networks Co., Ltd.	102,277
1,664	SK Telecom Co., Ltd.	352,373
5,076	SKC Co., Ltd.	170,367
3,324	S-Oil Corp.	198,798
13,314	Woori Bank	115,493
336	Yuhan Corp.	83,219

		8,574,345

	Spain — 2.2%
16,002	Acerinox S.A.	172,891
738	Corp. Financiera Alba S.A.	32,543

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
9,486	Enagas S.A.	286,840
14,545	Endesa S.A.	323,411
14,443	Ferrovial S.A.	364,360
8,760	Gas Natural SDG S.A.	189,495
41,666	Iberdrola S.A.	297,126
1,145	Red Electrica Corp. S.A.	100,800
13,120	Repsol S.A.	165,160
8,775	Telefonica S.A.	115,772

		2,048,398

	Sweden — 2.3%
16,779	Boliden AB	321,257
8,568	Investor AB, Class B	317,085
19,855	Securitas AB, Class B	259,221
12,451	Skanska AB, Class B	242,956
5,526	Svenska Cellulosa AB SCA, Class B	162,763
31,829	Tele2 AB, Class B	317,864
21,438	Telefonaktiebolaget LM Ericsson, Class B	208,646
54,916	TeliaSonera AB	280,594
3,254	Trelleborg AB, Class B	54,824

		2,165,210

	Switzerland — 1.9%
2,277	Baloise Holding AG	273,005
11,255	Clariant AG	206,961
8,858	Coca-Cola HBC AG	211,052
452	Kuehne & Nagel International AG	62,628
1,160	Lonza Group AG	170,264
3,750	Novartis AG	339,708
925	Sonova Holding AG	126,211
630	Swiss Re AG	58,484
630	Swisscom AG	324,585

		1,772,898

	United Kingdom — 23.0%
12,205	Admiral Group plc	302,880
26,614	AMEC plc	291,215
33,915	Antofagasta plc	274,172
27,003	ARM Holdings plc	425,259
8,354	AstraZeneca plc	532,419
22,824	Babcock International Group plc	338,343
40,462	Barratt Developments plc	381,170
7,962	Berkeley Group Holdings plc	406,367
30,276	BG Group plc	478,314
119,248	BP plc	708,687
33,588	British Land Co., plc REIT	449,899
69,643	BT Group plc, Class A	497,354

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
13,176	Bunzl plc	376,786
10,402	Capita plc	204,044
5,229	Carnival plc	291,022
114,684	Centrica plc	399,050
48,798	Cobham plc	208,346
4,238	Croda International plc	189,044
13,663	easyjet plc	368,054
17,044	GKN plc	75,311
29,981	GlaxoSmithKline plc	646,559
39,002	Hammerson plc REIT	382,128
5,520	Hikma Pharmaceuticals plc	183,938
8,138	IMI plc	119,336
5,044	Imperial Tobacco Group plc	271,608
3,953	Inchcape plc	48,616
26,298	Inmarsat plc	398,595
5,442	InterContinental Hotels Group plc	217,458
50,387	Intu Properties plc REIT	268,226
23,472	John Wood Group plc	215,481
8,410	Johnson Matthey plc	334,499
21,401	Land Securities Group plc REIT	440,895
107,696	Legal & General Group plc	433,690
31,739	Meggitt plc	172,904
19,064	Merlin Entertainments plc	121,646
17,969	Mondi plc	415,516
31,319	National Grid plc	446,133
3,557	Next plc	438,060
8,474	Pennon Group plc	105,737
12,624	Persimmon plc	387,145
17,983	Petrofac Ltd.	233,333
4,510	Reckitt Benckiser Group plc	440,131
15,270	Reed Elsevier plc	273,043
42,301	Rexam plc	351,723
11,617	Rio Tinto plc	423,383
48,304	Sage Group plc (The)	405,006
35,939	Segro plc REIT	248,953
11,084	Severn Trent plc	382,261
5,846	Shire plc	442,720
16,400	Sky plc	276,761
22,388	Smith & Nephew plc	382,286
21,064	Smiths Group plc	311,619
17,667	SSE plc	411,014
21,951	Subsea 7 S.A. (a)	172,168
136,444	Taylor Wimpey plc	415,655
11,072	Travis Perkins plc	326,337
24,901	Tullow Oil plc (a)	77,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
10,676	Unilever plc	475,384
29,448	United Utilities Group plc	448,113
176,058	Vodafone Group plc	579,393
5,332	Whitbread plc	407,171
19,931	WPP plc	446,787

		21,176,924

	Total Common Stocks (Cost $91,900,285)	91,592,225

	Total Investments — 99.4% (Cost $91,900,285)	91,592,225
	Other Assets in Excess of Liabilities — 0.6%	521,382

	NET ASSETS— 100.0%	$92,113,607

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.1%
Diversified Telecommunication Services	5.5
Chemicals	5.4
Pharmaceuticals	5.4
Electric Utilities	4.0
Food Products	3.3
Real Estate Investment Trusts (REITs)	3.3
Metals & Mining	3.3
Commercial Banks	3.0
Health Care Providers & Services	2.9
Media	2.9
Wireless Telecommunication Services	2.7
Insurance	2.4
Household Durables	2.4
Semiconductors & Semiconductor Equipment	2.3
Gas Utilities	2.2
Road & Rail	2.2
Hotels, Restaurants & Leisure	2.1
Electronic Equipment & Instruments	2.0
Trading Companies & Distributors	1.8
Health Care Equipment & Supplies	1.8
Construction & Engineering	1.7
IT Services	1.6
Aerospace & Defense	1.5
Industrial Conglomerates	1.5
Energy Equipment & Services	1.4
Multi-Utilities	1.3
Transportation Infrastructure	1.3
Auto Components	1.3
Specialty Retail	1.2
Commercial Services & Supplies	1.2
Software	1.2
Airlines	1.1
Water Utilities	1.0
Others (each less than 1.0%)	13.7

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

JPMorgan Exchange-Traded Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2015

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust

(a)	— Non-income producing security.
(b)	— Amount rounds to less than 0.1%.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the Notes to Financial Statements are as follows:

Fund	Value	Percentage
JPMorgan Diversified Return Emerging Markets Equity ETF	$25,609,147	71.3%
JPMorgan Diversified Return Global Equity ETF	35,012,160	69.7
JPMorgan Diversified Return International Equity ETF	90,744,715	99.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return Global Equity ETF	JPMorgan Diversified Return International Equity ETF
ASSETS:
Investments in non-affiliates, at value	$35,922,814	$50,208,568	$91,592,225
Cash	299,347	224,898	191,472
Foreign currency, at value	44,813	39,932	154,422
Receivables:
Due from Adviser	85,936	242,962	232,558
Dividends from non-affiliates	18,389	89,082	202,353
Tax reclaims	277	19,317	48,174
Prepaid insurance	9,082	18,412	25,658
Deferred offering costs	4,568	—	223

Total Assets	36,385,226	50,843,171	92,447,085

LIABILITIES:
Accrued Liabilities:
Professional fees	131,011	274,343	279,383
Custodian and Transfer Agent fees (Note 3.C)	35,065	5,800	6,000
Trustees’ and Chief Compliance Officer’s fees	3,576	4,628	9,016
Accounting fees	1,052	3,342	2,621
Other	28,848	25,024	36,458

Total Liabilities	199,552	313,137	333,478

Net Assets	$36,185,674	$50,530,034	$92,113,607

NET ASSETS:
Paid-in Capital	$44,041,497	$50,207,818	$90,782,109
Accumulated undistributed (distributions in excess of) net investment income	964,675	812,361	1,836,680
Accumulated net realized gains (losses)	(2,692,109)	(369,465)	(192,684)
Net unrealized appreciation (depreciation)	(6,128,389)	(120,680)	(312,498)

Total Net Assets	$36,185,674	$50,530,034	$92,113,607

Outstanding number of shares
(unlimited number of shares authorized — no par value)	800,000	1,000,000	1,800,000

Net asset value, per share	$45.23	$50.53	$51.17

Cost of investments in non-affiliates	$42,049,238	$50,328,222	$91,900,285
Cost of foreign currency	45,230	39,839	157,705

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2015

	JPMorgan Diversified Return Emerging Markets Equity ETF (a)	JPMorgan Diversified Return Global Equity ETF	JPMorgan Diversified Return International Equity ETF (b)
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,294,792	$1,232,116	$2,348,425
Interest income from affiliates	171	105	83
Interest income from non-affiliates	26	26	13
Foreign taxes withheld	(176,213)	(97,705)	(177,096)

Total Investment Income	1,118,776	1,134,542	2,171,425

EXPENSES:
Investment advisory fees (Note 3.A)	135,156	107,159	165,087
Administration fees (Note 3.B)	26,110	37,952	58,468
Custodian and Transfer Agent fees (Note 3.C)	170,466	46,977	84,677
Trustees’ and Chief Compliance Officer’s fees	36,764	79,301	103,268
Professional fees	153,552	262,160	320,955
Printing and mailing costs	11,516	17,785	28,454
Registration and filing fees	4,527	3,095	9,142
Offering costs	19,950	21,956	16,078
Insurance expense	15,028	29,731	45,185
Accounting fees	5,376	12,220	12,038
Other	62,286	59,399	71,057

Total expenses	640,731	677,735	914,409

Less fees waived (Note 3.D)	(161,266)	(145,111)	(223,555)
Less expense reimbursements from affiliates (Note 3.D)	(282,442)	(339,772)	(344,584)
Less expense reimbursements from non-affiliates (Note 3.C)	(58,800)	(23,100)	(50,400)

Net Expenses	138,223	169,752	295,870

Net investment income (loss)	980,553	964,790	1,875,555

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,605,196)	(264,761)	(185,642)
Foreign currency transactions	(24,289)	(21,458)	(1,736)

Net realized gain (loss)	(3,629,485)	(286,219)	(187,378)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(6,126,424)	257,574	(308,060)
Foreign currency translations	(1,965)	368	(4,438)

Change in net unrealized appreciation/depreciation	(6,128,389)	257,942	(312,498)

Net realized/unrealized gains (losses)	(9,757,874)	(28,277)	(499,876)

Change in net assets resulting from operations	$(8,777,321)	$936,513	$1,375,679

(a)	Commencement of operations was January 7, 2015.
(b)	Commencement of operations was November 5, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return Global Equity ETF		JPMorgan Diversified Return International Equity ETF
	Period Ended October 31, 2015 (a)	Year ended October 31, 2015	Period Ended October 31, 2014 (b)	Period Ended October 31, 2015 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$980,553	$964,790	$146,757	$1,875,555
Net realized gain (loss)	(3,629,485)	(286,219)	(94,421)	(187,378)
Change in net unrealized appreciation/depreciation	(6,128,389)	257,942	(378,622)	(312,498)

Change in net assets resulting from operations	(8,777,321)	936,513	(326,286)	1,375,679

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(288,042)	—	(44,215)

Total distributions to shareholders	—	(288,042)	—	(44,215)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,962,995	25,034,796	25,173,053	90,782,143

NET ASSETS:
Change in net assets	36,185,674	25,683,267	24,846,767	92,113,607
Beginning of period	—	24,846,767	—	—

End of period	$36,185,674	$50,530,034	$24,846,767	$92,113,607

Accumulated undistributed (distributions in excess of) net investment income	$964,675	$812,361	$152,009	$1,836,680

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$58,386,392	$25,034,796	$25,173,053	$90,782,143
Cost of shares redeemed	(13,423,397)	—	—	—

Total change in net assets resulting from capital transactions	$44,962,995	$25,034,796	$25,173,053	$90,782,143

SHARE TRANSACTIONS:
Issued	1,100,000	500,000	500,000	1,800,000
Redeemed	(300,000)	—	—	—

Net increase in shares from share transactions	800,000	500,000	500,000	1,800,000

(a)	Commencement of operations was January 7, 2015.
(b)	Commencement of operations was June 16, 2014.
(c)	Commencement of operations was November 5, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Market price, end of period
JPMorgan Diversified Return Emerging Markets Equity ETF
January 7, 2015 (a) through October 31, 2015	$50.00	$1.29	$(6.06)	$(4.77)	$—	$45.23	$45.27

JPMorgan Diversified Return Global Equity ETF
Year ended October 31, 2015	49.69	1.08	0.08 (i)	1.16	(0.32)	50.53	50.67
June 16, 2014 (a) through October 31, 2014	50.00	0.38	(0.69)	(0.31)	—	49.69	50.09

JPMorgan Diversified Return International Equity ETF
November 5, 2014 (a) through October 31, 2015	50.00	1.39	(0.07)	1.32	(0.15)	51.17	51.05

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2014 and October 31, 2015.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from the numerator are amounts relating to in-kind transactions.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (f)
Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses (g)	Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)(h)

(9.54)%	(9.46)%	$36,185,674	0.45%	3.18%	2.07	%(g)	46%

2.36	1.82	50,530,034	0.38	2.16	1.52		18
(0.62)	0.18	24,846,767	0.38	2.01	5.19	(g)	14

2.65	2.40	92,113,607	0.43	2.72	1.33	(g)	20

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010 and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered in this report:

Diversified/Non-Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return Global Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Emerging Markets Equity ETF”) commenced operations on January 7, 2015. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Emerging Diversified Factor Index.

The JPMorgan Diversified Return Global Equity ETF (the “Global Equity ETF”) commenced operations as of June 16, 2014. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Diversified Factor Index.

The JPMorgan Diversified Return International Return Equity ETF (the “International Equity ETF”) commenced operations as of November 5, 2014. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed ex-North America Diversified Factor Index.

Shares of each Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem their shares on a continuous basis, through SEI Investments Distribution Co. (the “Distributor” or “SIDCO”), at NAV in large blocks of shares, typically 100,000 shares, referred to as “Creation Units.” Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount (except for the Emerging Markets Equity ETF, whose shares are created and redeemed partially in cash). Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of the U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments are in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

38	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying an international fair value factor provided by an approved pricing service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments:

Emerging Markets Equity ETF

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,686,042	$—	$—	$1,686,042
Chile	561,098	—	—	561,098
China	36,458	8,304,488	108,364	8,449,310
Colombia	8,904	—	—	8,904
Czech Republic	—	96,835	—	96,835
Egypt	6,212	68,662	—	74,874
Hungary	—	126,940	—	126,940
Indonesia	—	1,527,656	—	1,527,656
Malaysia	114,622	1,399,750	—	1,514,372
Mexico	1,789,163	—	—	1,789,163
Philippines	46,108	1,392,891	—	1,438,999
Poland	25,691	439,776	—	465,467
Russia	93,901	1,459,405	—	1,553,306
South Africa	123,583	2,899,642	—	3,023,225
Taiwan	—	6,779,935	—	6,779,935
Thailand	—	1,669,394	—	1,669,394
Turkey	—	588,308	—	588,308
United Arab Emirates	17,367	288,802	—	306,169

Total Common Stocks	4,509,149	27,042,484	108,364	31,659,997

Exchange-Traded Fund
India	3,295,079	—	—	3,295,079

Total Exchange-Traded Fund	3,295,079	—	—	3,295,079

Preferred Stocks
Brazil	772,025	—	—	772,025
Chile	19,593	—	—	19,593
Colombia	45,913	—	—	45,913
Russia	—	130,207	—	130,207

Total Preferred Stocks	837,531	130,207	—	967,738

Total Investments in Securities	$8,641,759	$27,172,691	$108,364	$35,922,814

There were no significant transfers among any levels during the period ended October 31, 2015. Transfers between fair value levels are valued utilizing values as of the beginning of the period.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Global Equity ETF

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$16,027	$4,674,030	$—	$4,690,057
Austria	—	95,860	—	95,860
Belgium	—	512,574	—	512,574
Canada	1,214,186	—	—	1,214,186
Denmark	—	323,418	—	323,418
Finland	—	468,310	—	468,310
France	—	2,016,478	—	2,016,478
Germany	—	1,640,287	—	1,640,287
Greece	—	55,138	—	55,138
Hong Kong	—	2,130,098	—	2,130,098
Israel	126,561	—	—	126,561
Italy	62,156	468,154	—	530,310
Japan	—	10,312,209	—	10,312,209
Netherlands	—	547,676	—	547,676
New Zealand	—	183,647	—	183,647
Norway	—	477,320	—	477,320
Portugal	—	108,314	—	108,314
Singapore	—	1,266,305	—	1,266,305
South Korea	185,292	4,387,464	—	4,572,756
Spain	—	1,039,538	—	1,039,538
Sweden	137,486	1,185,189	—	1,322,675
Switzerland	76,970	882,834	—	959,804
United Kingdom	—	2,217,684	—	2,217,684
United States	13,377,731	—	—	13,377,731

Total Common Stocks	15,196,409	34,992,527	—	50,188,936

Preferred Stock
Germany	—	19,632	—	19,632

Total Preferred Stock	—	19,632	—	19,632

Total Investments in Securities	$15,196,409	$35,012,159	$—	$50,208,568

Transfers from Level 2 to Level 1 in the amount of approximately $82,168 are due to not applying the fair value factors as of October 31, 2015.

Transfers from Level 1 to Level 2 in the amount of $55,015 are due to applying the fair value factors to certain securities as of October 31, 2015.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

40	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

International Equity ETF

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,042,455	$—	$8,042,455
Austria	—	365,164	—	365,164
Belgium	—	898,795	—	898,795
Denmark	—	1,009,260	—	1,009,260
Finland	—	1,393,461	—	1,393,461
France	—	4,727,013	—	4,727,013
Germany	—	3,865,911	—	3,865,911
Hong Kong	—	4,843,860	—	4,843,860
Ireland	—	236,663	—	236,663
Italy	186,297	1,125,202	—	1,311,499
Japan	—	21,746,853	—	21,746,853
Luxembourg	48,858	—	—	48,858
Netherlands	—	2,393,142	—	2,393,142
New Zealand	—	530,038	—	530,038
Norway	—	954,691	—	954,691
Portugal	—	465,734	—	465,734
Singapore	—	3,021,053	—	3,021,053
South Korea	612,354	7,961,991	—	8,574,345
Spain	—	2,048,398	—	2,048,398
Sweden	—	2,165,210	—	2,165,210
Switzerland	—	1,772,898	—	1,772,898
United Kingdom	—	21,176,924	—	21,176,924

Total Common Stocks	847,509	90,744,716	—	91,592,225

Total Investments in Securities	$847,509	$90,744,716	$—	$91,592,225

There were no significant transfers among any levels during the period ended October 31, 2015. Transfers between fair value levels are valued utilizing values as of the beginning of the period.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under rule 144A and/or Regulation S under the Securities Act.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in the foreign exchange rates from changes in the market prices of securities held. Accordingly, such changes are included within Change in net unrealized appreciation/deprecation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. The reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

D. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of each Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Trust, if any, were recorded as an expense at the time it commenced operations. Approximate offering costs incurred by the Funds were as follows:

Emerging Markets Equity ETF	$24,518
Global Equity ETF	31,609
International Equity ETF	16,301

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distribution from net investment income, if any, are generally declared and paid annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment Income	Accumulated net realized gains (losses)
Emerging Markets Equity ETF	$(921,498)	$(15,878)	$937,376
Global Equity ETF	(31)	(16,396)	16,427
International Equity ETF	(34)	5,340	(5,306)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies, non-taxable dividends and redemptions in-kind (Emerging Markets Equity ETF).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity ETF	0.44%
Global Equity ETF	0.24%
International Equity ETF	0.24%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

42	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.085% of the average daily net assets of each Fund in the Trust covered by the Administration Agreement.

The Administrator waived administration fees as authorized in Note 3.D.

C. Custodian and Transfer Agent Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian and Transfer Agent fees on the Statements of Operations. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses during the period, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Funds for these transactions.

For the period ended October 31, 2015, the transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Emerging Markets Equity ETF	$58,800
Global Equity ETF	23,100
International Equity ETF	50,400

Interest income, earned on cash balances at the custodian, if any, is included as interest income from affiliates in the Statements of Operations. For the period ended October 31, 2015 the interest income earned from affiliates was as follows:

Emerging Markets Equity ETF	$171
Global Equity ETF	38
International Equity ETF	—

Interest expense paid to the custodian related to overdrafts, if any, is included in interest expense to affiliates in the Statements of Operations. For the period ended October 31, 2015 the interest expense paid to affiliates was as follows:

Emerging Markets Equity ETF	$—
Global Equity ETF	—
International Equity ETF	5

D. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the below table:

Expense Cap
Emerging Markets Equity ETF	0.45%
Global Equity ETF	0.38%
International Equity ETF	0.43%

The expense limitation agreements were in effect for the period ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the period ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each Fund as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
Emerging Markets Equity ETF	$135,156	$26,110	$161,266	$341,242
Global Equity ETF	107,159	37,952	145,111	362,872
International Equity ETF	165,087	58,468	223,555	394,984

Contractual reimbursements include reimbursements outlined in Note 3.C.

E. Other — Certain officers of the Trust are affiliated with the Adviser and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Funds’ Statements of Operations.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

4. Investment Transactions

During the period ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity ETF	$36,188,459	$17,494,367
Global Equity ETF	10,671,117	7,957,513
International Equity ETF	24,838,088	14,548,358

During the period ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

For the period ended October 31, 2015, in-kind transactions associated with creations and redemptions were:

	In-Kind Purchases	In-Kind Sales	Realized gain (loss)
Emerging Markets Equity ETF	$35,277,589	$8,336,117	$(921,498)
Global Equity ETF	22,715,800	—	—
International Equity ETF	81,796,467	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity ETF	$42,165,145	$291,884	$(6,534,215)	$(6,242,331)
Global Equity ETF	50,432,311	3,818,557	(4,042,300)	(223,743)
International Equity ETF	91,951,835	5,638,222	(5,997,832)	(359,610)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in passive foreign investment companies, wash sale loss deferrals and investments in real estate investment trusts.

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

	Ordinary Income	Total Distributions Paid
Emerging Markets Equity ETF	$—	$—
Global Equity ETF	288,042	288,042
International Equity ETF	44,215	44,215

There were no taxable distributions for the period ended October 31, 2014.

As of October 31, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Short-Term Capital Gains or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity ETF	$981,830	$(2,593,357)	$(6,244,296)
Global Equity ETF	862,270	(315,285)	(224,769)
International Equity ETF	1,869,324	(173,778)	(364,048)

The cumulative timing differences primarily consist of investments in passive foreign investment companies and wash sale loss deferrals.

As of October 31, 2015, the Funds had net capital loss carryforwards, with no expiration dates, as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Equity ETF	$(2,593,357)	$—
Global Equity ETF	(315,285)	—
International Equity ETF	(173,778)	—

44	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statement of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

For more information about Creation Unit transactions please refer to the Funds’ Statement of Additional information.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2015, the Adviser owned 60%, 49%, and 27% of the outstanding shares of Emerging Markets Equity ETF, Global Equity ETF, and International Equity ETF, respectively.

Each Fund may have elements of risk not typically associated with investment in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on a Fund’s benchmark index (each an “underlying index”). Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, a significant portion of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2015, the Funds had the following country allocation representing greater than 10% of total investments:

	China	Japan	Taiwan	United Kingdom	United States
Emerging Markets Equity ETF	23.3%	—%	18.9%	—%	—%
Global Equity ETF	—	20.5	—	—	26.7
International Equity ETF	—	23.7	—	23.1	—

Premium/Discount Risk — Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to the NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders performance may be negatively impacted.

Index Tracking Risk — The Funds incur a number of operating expenses not applicable to the underlying index, and incur costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the underlying index. Additionally, the Funds calculate their NAV based on fair value prices and the value of the underlying index is based on securities’ closing prices on a local foreign market exchange. To the extent of the previously outlined items, each Fund’s return differs from the return of the underlying index.

8. Related Party Transactions

The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. SIDCO receives no fee for its distribution services under the Distribution Agreement.

The Funds may use related party broker-dealers. For the period ended October 31, 2015, the Funds incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Trust.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and the Shareholders of JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return Global Equity ETF and JPMorgan Diversified Return International Equity ETF:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return Global Equity ETF and JPMorgan Diversified Return International Equity ETF (each a separate fund of J.P. Morgan Exchange-Traded Fund Trust) (the “Funds”) at October 31, 2015, and the results of each of their operations, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2015

46	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SUPPLEMENTAL INFORMATION

FOR THE PERIOD ENDED OCTOBER 31, 2015 (Unaudited)

The table below indicates the number of trading days in which the Funds traded within the range of the premium/discount noted. The number of days in each range is also shown as a percentage of the total trading days for the period covered in the table. All information within the table is based on historical performance. Past performance cannot be used to predict future results. Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market prices.

	Emerging Markets Equity ETF (a)		Global Equity ETF		International Equity ETF (b)
Range of Premium/(Discount)	Day Count	Percentage	Day Count	Percentage	Day Count	Percentage
Greater than 1.5% and Less than or equal to 2.0%	2	0.97%	—	—	—	—
Greater than 1.0% and Less than or equal to 1.5%	20	9.71%	—	—	—	—
Greater than 0.5% and Less than or equal to 1.0%	94	45.64%	7	2.79%	72	29.15%
Between 0.5% and –0.5%	62	30.09%	241	96.01%	172	69.64%
Less than –0.5% and greater than or equal to –1.0%	21	10.19%	2	0.80%	3	1.21%
Less than –1.0% and greater than or equal to –1.5%	6	2.91%	1	0.40%	—	—
Less than –1.5% and greater than or equal to –2.0%	1	0.49%	—	—	—	—

	206	100.00%	251	100.00%	247	100.00%

(a)	Commencement of operations was January 7, 2015.
(b)	Commencement of operations was November 5, 2014.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	47

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During the Past 5 Year	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Senior Consultant for the Regulatory Fundamentals Group LLC (2011-present); Senior Vice President-Fund Administration, State Street Corporation (2002-2010).	10	Independent Trustee, The China Fund, Inc. (2013-present); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Coming Incorporated (2002-2012).	10	None

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	10	Independent Director of AXA Premier VIP Trust (2014-present); Independent Director of The Advisors’ Inner Circle III Funds (2014-present); Independent Director of The Munder Funds (2014-present); Independent Director of ICI Mutual Insurance Company (2008-2013).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	10	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Vice Chair (2011-2013) and Board Member (2013-present) of New York City Housing Authority; Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member, NYC Health and Hospitals Corporation (2005-present).	10	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Board Member, PennyMac Financial Services, Inc. (2013-present).

Interested Trustee

Robert Deutsch (2) (1957); Trustee of the Trust since 2014	Head of the Global ETF Business for JPMorgan Asset Management (2013-present); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	10	None

(1)

A Fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Four Funds are currently operating, but three additional series are in registration and three additional series have been created and will be registered in the future.

(2)	Mr. Deutsch is an interested trustee because he is an employee of the Adviser.

48	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert Deutsch (1957), President and Principal Executive Officer (2014)	Managing Director, global head of J.P. Morgan Asset Management’s Exchange-Traded Funds and a member of the J.P. Morgan Global Funds Operating Committee. Previously, head of the Global Liquidity Business from 2003 to 2013 and National Sales Manager for J.P. Morgan’s U.S. Mutual Funds Business prior to 2003.

Paul Shield (1960), Treasurer and Principal Financial Officer (2014)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange-Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Frank J. Nasta (1964), Secretary (2014)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008;

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014

Pamela L. Woodley (1971), Assistant Secretary (2014)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)	Vice President, JPMorgan Funds Management, Inc. since September 2011; formerly Vice President of J.P. Morgan Investment Management Inc. (2010-2011). Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2015)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; Director, Credit Suisse Asset Management (2000-2013); Manager, PricewaterhouseCoopers LLP (1995-2000).

Julie A. Roach (1971), Assistant Treasurer (2014)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Jason Ronca (1978), Assistant Treasurer (2014)****	Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since May 2014. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, 21st Floor, NY, NY 10004.

****	The contact address for the officer is One Beacon Street, Floor 18, Boston, MA 02108.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2015 and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value 5/01/2015	Ending Account Value 10/31/2015	Annualized Expense Ratios	Expenses Paid During Period(1)
Emerging Markets Equity ETF
Actual Fund Return	$1,000.00	$822.40	0.45%	$2.07
Hypothetical 5% Return	1,000.00	1,022.94	0.45	2.29
Global Equity ETF
Actual Fund Return	$1,000.00	$966.50	0.38%	$1.88
Hypothetical 5% Return	1,000.00	1,023.29	0.38	1.94
International Equity ETF
Actual Fund Return	$1,000.00	$955.60	0.43%	$2.12
Hypothetical 5% Return	1,000.00	1,023.04	0.43	2.19

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the JPMorgan ETFs is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received deductions

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015.

Dividends Received Deduction
Global Equity ETF	24.37%

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2015, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity ETF	$1,155,987	$175,441
Global Equity ETF	837,881	96,951
International Equity ETF	2,042,680	167,104

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015:

Qualified Dividend Income
Global Equity ETF	$345,478
International Equity ETF	211,319

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	51

J.P. Morgan Exchange-Traded Funds are distributed by SEI Investments Distribution Co. (One Freedom Valley Dr., Oaks, PA 19456), which is not affiliated with JPMorgan Chase & Co. or any of its affiliates.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-ETF-1015

Annual Report

JPMorgan Exchange-Traded Funds

October 31, 2015

JPMorgan Diversified Return U.S. Equity ETF

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER

NOVEMBER 30, 2015 (Unaudited)

Dear Shareholder,

Over the past year, we have been busy building the JPMorgan Exchange-Traded Fund (ETF) business. Recently, we launched our fourth Diversified Return Equity ETF. Our newest ETF targets large cap U.S. equities (JPUS) and complements our funds that invest in global equity (JPGE), developed markets equity (JPIN) and emerging market equity (JPEM). We are seeking to launch several more strategies in our suite of ETFs that uniquely address the risks associated with excess concentration in sectors of the economy and regions of the world, while selecting stocks with key equity factors. We look forward to telling you more about these new funds as we introduce them.

“While investors may not be able to avoid global financial market volatility, we believe the basic principles of a well-diversified portfolio, a long term outlook and avoiding excess concentrations provide the most prudent approach toward the current trends in the global financial marketplace.”

In recent months, increasing market volatility was punctuated by declining equity markets in late summer followed by rebounding markets in the fall. Following declines in June through September, the Standard & Poor’s 500 Index (S&P 500) finished October with its best one-month performance since October 2011, Japan’s Nikkei Index gained the most since April 2013 and leading European indexes had their best performance since 2009.

Even as leading central banks have extended economic stimulus, financial market volatility has increased over the past year amid slowing growth in China, weakness in commodities prices and uncertainty about the strength of the global economic recovery. Further, financial market apprehension about the pace of future interest rate increases in the U.S. added to investor anxiety. We believe it’s likely that this period of relatively high market volatility will continue into 2016 and beyond.

With this as a backdrop, we thought it would be helpful to share our thoughts on market volatility with you. In recent research developed by JPMorgan and published in “Market Insights: Investing with Composure in Volatile Markets”, we see there have been meaningful declines in equity markets within most calendar years. However, despite average intra-year declines of 14.2%, the S&P 500 posted positive annual returns in 27 of the past 35 years. This serves to illustrate the importance of keeping market volatility in proper perspective, focusing on longer investment horizons and maintaining portfolio discipline.

Within this volatile market climate, the principles of sound investing provide useful guidelines for investors seeking investment returns over the long-term. Those principles include employing a portfolio that is well diversified across asset classes and adhering to a long-term view of returns. It is also important to remember that attempting to successfully anticipate price swings in financial markets is extremely difficult.

But, what else can an investor do? One thought we want to emphasize is the concept of diversifying within an asset class. In other words, in addition to portfolio diversification across stocks, bonds and real assets, we believe that diversifying the equity portion of a portfolio by deploying complementary strategies has meaningful benefits.

In our opinion, investors should consider strategies that offer lower overall volatility and compensate for the risk of excess sector concentration that is inherent in traditional indexes and well-known market-weighted index mutual funds. The impact of financial market volatility may be mitigated by a properly diversified portfolio that is free of excess concentrations in any particular region, sector or asset class.

While investors may not be able to avoid global financial market volatility, we believe the basic principles of a well-diversified portfolio, a long-term outlook and avoiding excess concentrations provide the most prudent approach toward the current trends in the global financial marketplace. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come.

If you should have any questions, or would like a copy of “Market Insights: Investing with Composure in Volatile Markets,” please visit www.jpmorganfunds.com or call J.P. Morgan Exchange-Traded Funds at 1-844-457-6383.

Sincerely yours,

Robert F. Deutsch

President, J.P. Morgan Exchange-Traded Funds

J.P. Morgan Asset Management

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

FOR THE PERIOD SEPTEMBER 29, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Equity ETF*	8.26%
Market Price**	8.32%
Russell 1000 Diversified Factor Index	8.31%
Russell 1000 Index	10.13%

Net Assets as of 10/31/2015	$10,826,623

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Russell 1000 Diversified Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks large and mid cap equity securities in the U.S. The Underlying Index seeks to diversify risk across sectors and securities, and avoid the most unattractive stocks by building a portfolio that excludes expensive, low quality stocks with weak momentum characteristics. The Underlying Index’s methodology includes quarterly rebalancing, liquidity screens and turnover controls.

HOW DID THE MARKET PERFORM?

In October 2015, U.S. financial markets rebounded from an August-September sell-off as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The Standard & Poor’s 500 Index turned in its best one-month performance since October 2011 and returned 8.30% in October 2015.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance but experienced a deviation of -0.05% relative to the Underlying Index for the period September 29, 2015 to October 31, 2015.

On an absolute basis, the Fund’s positions in the information technology, health care and consumer discretionary sectors were leading contributors to performance for the one month period, while the Fund’s positions in the telecom services, utilities, and energy made the smallest contribution to performance.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to the Fund’s small cash allocation and fees and operating expenses incurred by the Fund.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest positions were in the consumer discretionary and health care sectors and the smallest positions were in the telecommunications services and energy sectors.

2	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Xcel Energy, Inc.	0.6%
2.	Henry Schein, Inc.	0.6
3.	TECO Energy, Inc.	0.6
4.	DaVita HealthCare Partners, Inc.	0.6
5.	CMS Energy Corp.	0.6
6.	Sigma-Aldrich Corp.	0.6
7.	SCANA Corp.	0.6
8.	DTE Energy Co.	0.6
9.	Molson Coors Brewing Co.	0.6
10.	Consolidated Edison, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.8%
Health Care	16.0
Information Technology	12.5
Utilities	12.5
Consumer Staples	12.5
Financials	10.1
Industrials	7.8
Materials	5.9
Energy	4.4
Telecommunication Services	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.13 as of October 31, 2015.
**	Market price cumulative return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $54.16 as of October 31, 2015.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s composition is subject to change.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

FOR THE PERIOD SEPTEMBER 29, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF	9/29/2015	8.26%
Market Price		8.32

LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 29, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the Russell 1000 Diversified Factor Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2015. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Diversified Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 1000 Diversified Factor Index is an index comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, originally developed by the adviser and its holdings are selected by the index provider primarily from the constituents of the Russell 1000 Index. Frank Russell Company is the index provider. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions, redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 16.8%
	Auto Components — 1.2%
353	Delphi Automotive plc (United Kingdom)	29,366
1,219	Gentex Corp.	19,979
661	Goodyear Tire & Rubber Co. (The)	21,707
390	Johnson Controls, Inc.	17,620
328	Lear Corp.	41,020

		129,692

	Automobiles — 0.6%
1,488	Ford Motor Co.	22,037
811	General Motors Co.	28,312
341	Harley-Davidson, Inc.	16,863

		67,212

	Distributors — 0.6%
636	Genuine Parts Co.	57,723

	Diversified Consumer Services — 0.2%
2	Graham Holdings Co., Class B	1,105
546	H&R Block, Inc.	20,344

		21,449

	Hotels, Restaurants & Leisure — 2.3%
271	Brinker International, Inc.	12,333
464	Carnival Corp.	25,093
18	Chipotle Mexican Grill, Inc., Class A (a)	11,524
232	Darden Restaurants, Inc.	14,359
585	International Game Technology plc	9,489
230	Las Vegas Sands Corp.	11,387
158	Marriott International, Inc., Class A	12,131
289	McDonald’s Corp.	32,440
39	Panera Bread Co., Class A (a)	6,918
166	Royal Caribbean Cruises Ltd.	16,326
300	Speedway Motorsports, Inc.	5,541
550	Starbucks Corp.	34,414
189	Starwood Hotels & Resorts Worldwide, Inc.	15,095
244	Wyndham Worldwide Corp.	19,849
64	Wynn Resorts Ltd.	4,477
267	Yum! Brands, Inc.	18,933

		250,309

	Household Durables — 1.9%
347	Garmin Ltd. (Switzerland)	12,308
195	GoPro, Inc., Class A (a)	4,875
129	Harman International Industries, Inc.	14,185
919	Leggett & Platt, Inc.	41,383
458	Lennar Corp., Class A	22,932
55	Mohawk Industries, Inc. (a)	10,752
878	Newell Rubbermaid, Inc.	37,254

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
16	NVR, Inc. (a)	26,204
985	PulteGroup, Inc.	18,055
33	TopBuild Corp. (a)	928
113	Whirlpool Corp.	18,096

		206,972

	Internet & Catalog Retail — 0.6%
142	Expedia, Inc.	19,355
698	Liberty Interactive Corp., Class A (a)	19,104
80	Netflix, Inc. (a)	8,670
12	Priceline Group, Inc. (The) (a)	17,451

		64,580

	Leisure Equipment & Products — 0.7%
593	Hasbro, Inc.	45,560
363	Mattel, Inc.	8,923
146	Polaris Industries, Inc.	16,402

		70,885

	Media — 2.7%
2	Cable One, Inc. (a)	867
267	CBS Corp. (Non-Voting), Class B	12,421
628	Comcast Corp., Class A	39,341
185	DISH Network Corp., Class A (a)	11,649
470	EW Scripps Co. (The), Class A (a)	10,368
905	Interpublic Group of Cos., Inc. (The)	20,752
51	John Wiley & Sons, Inc., Class A	2,669
176	Liberty Media Corp. (a)	7,174
287	Omnicom Group, Inc.	21,502
181	Scripps Networks Interactive, Inc., Class A	10,874
2,152	Sirius XM Holdings, Inc. (a)	8,780
1,042	Starz (a)	34,917
525	TEGNA, Inc.	14,196
90	Time Warner Cable, Inc.	17,046
197	Time Warner, Inc.	14,842
267	Twenty-First Century Fox, Inc.	8,245
638	Twenty-First Century Fox, Inc., Class A	19,580
209	Viacom, Inc., Class B	10,306
236	Walt Disney Co. (The)	26,843

		292,372

	Multiline Retail — 1.0%
150	Dillard’s, Inc., Class A	13,422
275	Dollar General Corp.	18,637
269	Dollar Tree, Inc. (a)	17,617
256	Kohl’s Corp.	11,807
312	Macy’s, Inc.	15,906

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multiline Retail — continued
222	Nordstrom, Inc.	14,476
250	Target Corp.	19,295

		111,160

	Specialty Retail — 3.5%
96	Advance Auto Parts, Inc.	19,049
289	AutoNation, Inc. (a)	18,262
199	Bed Bath & Beyond, Inc. (a)	11,866
228	Best Buy Co., Inc.	7,987
213	CarMax, Inc. (a)	12,569
240	Dick’s Sporting Goods, Inc.	10,692
482	Foot Locker, Inc.	32,656
191	GameStop Corp., Class A	8,799
326	Gap, Inc.	8,874
289	GNC Holdings, Inc., Class A	8,598
316	Home Depot, Inc. (The)	39,070
246	L Brands, Inc.	23,611
314	Lowe’s Cos., Inc.	23,183
94	O’Reilly Automotive, Inc. (a)	25,969
400	Ross Stores, Inc.	20,232
60	Signet Jewelers Ltd. (Bermuda)	9,056
640	Staples, Inc.	8,314
164	Tiffany & Co.	13,520
396	TJX Co., Inc. (The)	28,983
179	Tractor Supply Co.	16,538
66	Ulta Salon Cosmetics & Fragrance, Inc. (a)	11,481
127	Urban Outfitters, Inc. (a)	3,632
252	Williams-Sonoma, Inc.	18,585

		381,526

	Textiles, Apparel & Luxury Goods — 1.5%
817	Coach, Inc.	25,490
185	Deckers Outdoor Corp. (a)	10,297
519	Hanesbrands, Inc.	16,577
187	lululemon athletica, Inc. (a)	9,195
341	NIKE, Inc., Class B	44,681
165	Skechers U.S.A., Inc., Class A (a)	5,148
195	Under Armour, Inc., Class A (a)	18,541
497	V.F. Corp.	33,557

		163,486

	Total Consumer Discretionary	1,817,366

	Consumer Staples — 12.4%
	Beverages — 3.1%
388	Brown-Forman Corp., Class B	41,198
570	Coca-Cola Enterprises, Inc.	29,264
878	Coca-Cola Co. (The)	37,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
291	Constellation Brands, Inc., Class A	39,227
552	Dr. Pepper Snapple Group, Inc.	49,332
677	Molson Coors Brewing Co., Class B	59,644
170	Monster Beverage Corp. (a)	23,174
572	PepsiCo, Inc.	58,453

		337,475

	Food & Staples Retailing — 1.5%
174	Costco Wholesale Corp.	27,513
314	CVS Health Corp.	31,017
714	Kroger Co. (The)	26,989
718	Sysco Corp.	29,617
185	Walgreens Boots Alliance, Inc.	15,666
501	Wal-Mart Stores, Inc.	28,677
144	Weis Markets, Inc.	5,924

		165,403

	Food Products — 4.5%
495	Archer-Daniels-Midland Co.	22,602
35	Bunge Ltd.	2,553
1,005	Campbell Soup Co.	51,044
745	ConAgra Foods, Inc.	30,210
833	General Mills, Inc.	48,406
575	Hershey Co. (The)	50,997
749	Hormel Foods Corp.	50,595
314	JM Smucker Co. (The)	36,860
628	Kellogg Co.	44,286
531	Kraft Heinz Co. (The)	41,402
616	McCormick & Co., Inc. (Non-Voting)	51,732
398	Mead Johnson Nutrition Co., Class A	32,636
511	Tyson Foods, Inc., Class A	22,668

		485,991

	Household Products — 1.8%
484	Clorox Co. (The)	59,019
628	Colgate-Palmolive Co.	41,668
140	Energizer Holdings, Inc.	5,996
326	Kimberly-Clark Corp.	39,026
667	Procter & Gamble Co. (The)	50,945

		196,654

	Personal Products — 0.6%
339	Edgewell Personal Care Co.	28,717
396	Estee Lauder Cos., Inc. (The), Class A	31,862
96	Nu Skin Enterprises, Inc., Class A	3,668

		64,247

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Tobacco — 0.9%
819	Altria Group, Inc.	49,525
29	Philip Morris International, Inc.	2,564
882	Reynolds American, Inc.	42,618

		94,707

	Total Consumer Staples	1,344,477

	Energy — 4.4%
	Energy Equipment & Services — 1.0%
207	Baker Hughes, Inc.	10,905
289	Diamond Offshore Drilling, Inc.	5,745
345	FMC Technologies, Inc. (a)	11,671
234	Halliburton Co.	8,981
174	Helmerich & Payne, Inc.	9,791
271	Nabors Industries Ltd. (Bermuda)	2,721
211	National Oilwell Varco, Inc.	7,942
634	Noble Corp. plc (United Kingdom)	8,540
279	Oceaneering International, Inc.	11,724
334	Patterson-UTI Energy, Inc.	4,973
240	Schlumberger Ltd.	18,758
376	Seadrill Ltd. (a)	2,433
80	Superior Energy Services, Inc.	1,133

		105,317

	Oil, Gas & Consumable Fuels — 3.4%
638	Chesapeake Energy Corp. (a)	4,549
209	Chevron Corp.	18,994
86	Cimarex Energy Co.	10,153
230	Columbia Pipeline Group, Inc.	4,777
267	ConocoPhillips	14,244
172	Continental Resources, Inc. (a)	5,833
211	Devon Energy Corp.	8,847
174	EOG Resources, Inc.	14,938
363	Exxon Mobil Corp.	30,035
96	Gulfport Energy Corp. (a)	2,925
273	Hess Corp.	15,345
170	HollyFrontier Corp.	8,325
542	Kinder Morgan, Inc.	14,824
435	Marathon Oil Corp.	7,995
345	Marathon Petroleum Corp.	17,871
337	Murphy Oil Corp.	9,581
179	Newfield Exploration Co. (a)	7,194
263	Noble Energy, Inc.	9,426
314	Occidental Petroleum Corp.	23,406
845	ONEOK, Inc.	28,662
156	Phillips 66	13,892
234	Range Resources Corp.	7,123

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
1,570	Spectra Energy Corp.	44,855
181	Tesoro Corp.	19,354
213	Valero Energy Corp.	14,041
244	Williams Cos., Inc. (The)	9,623

		366,812

	Total Energy	472,129

	Financials — 10.1%
	Banks — 1.2%
148	Bank of Hawaii Corp.	9,691
322	BB&T Corp.	11,962
2	Comerica, Inc.	87
64	Cullen/Frost Bankers, Inc.	4,380
1,075	Huntington Bancshares, Inc.	11,793
944	KeyCorp	11,724
115	M&T Bank Corp.	13,783
369	People’s United Financial, Inc.	5,886
185	PNC Financial Services Group, Inc. (The)	16,698
27	Popular, Inc.	798
244	SunTrust Banks, Inc.	10,131
70	Synovus Financial Corp.	2,214
458	U.S. Bancorp	19,318
271	Wells Fargo & Co.	14,672
23	Zions Bancorporation	662

		133,799

	Capital Markets — 1.5%
78	Ameriprise Financial, Inc.	8,998
293	Bank of New York Mellon Corp. (The)	12,203
39	BlackRock, Inc., Class A	13,727
105	Eaton Vance Corp.	3,792
131	Federated Investors, Inc., Class B	4,026
215	Franklin Resources, Inc.	8,763
62	Goldman Sachs Group, Inc.	11,625
310	Invesco Ltd.	10,283
271	Morgan Stanley	8,935
201	Northern Trust Corp.	14,148
131	Raymond James Financial, Inc.	7,219
472	SEI Investments Co.	24,459
156	State Street Corp.	10,764
212	T. Rowe Price Group, Inc.	16,031
295	TD Ameritrade Holding Corp.	10,169

		165,142

	Consumer Finance — 0.4%
146	American Express Co.	10,696
158	Capital One Financial Corp.	12,466

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — continued
246	Discover Financial Services	13,830
1,168	SLM Corp. (a)	8,246

		45,238

	Diversified Financial Services — 0.8%
129	Berkshire Hathaway, Inc., Class B (a)	17,547
115	CME Group, Inc., Class A	10,864
207	FactSet Research Systems, Inc.	36,250
113	Moody’s Corp.	10,866
150	Voya Financial, Inc.	6,085

		81,612

	Insurance — 3.1%
146	ACE Ltd. (Switzerland)	16,577
312	Aflac, Inc.	19,890
238	Allstate Corp. (The)	14,727
88	American Financial Group, Inc.	6,353
277	American International Group, Inc.	17,468
183	Aon plc (United Kingdom)	17,076
181	Assurant, Inc.	14,757
84	Chubb Corp. (The)	10,865
289	Cincinnati Financial Corp.	17,406
35	Erie Indemnity Co., Class A	3,061
86	Everest Re Group Ltd.	15,305
314	FNF Group	11,078
345	Genworth Financial, Inc., Class A (a)	1,615
295	Hartford Financial Services Group, Inc. (The)	13,647
78	Kemper Corp.	2,786
224	Lincoln National Corp.	11,986
269	Marsh & McLennan Cos., Inc.	14,994
10	Mercury General Corp.	540
181	MetLife, Inc.	9,119
105	PartnerRe, Inc. (Bermuda) (a)	14,595
228	Principal Financial Group, Inc.	11,437
570	Progressive Corp. (The)	18,884
70	Reinsurance Group of America, Inc., Class A	6,317
345	Torchmark Corp.	20,013
131	Travelers Cos., Inc. (The)	14,789
248	W.R. Berkley Corp. (Ireland)	13,846
562	XL Group plc, Class A	21,401

		340,532

	Real Estate Investment Trusts (REITs) — 2.8%
55	Alexandria Real Estate Equities, Inc.	4,936
776	American Capital Agency Corp.	13,836
133	American Tower Corp.	13,597
538	Annaly Capital Management, Inc.	5,353

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
107	AvalonBay Communities, Inc.	18,707
127	Boston Properties, Inc.	15,983
25	Camden Property Trust	1,845
37	Care Capital Properties, Inc.	1,219
478	Chimera Investment Corp.	6,730
94	Corporate Office Properties Trust	2,162
226	Digital Realty Trust, Inc.	16,715
66	Duke Realty Corp.	1,366
129	Equity Residential	9,974
76	Essex Property Trust, Inc.	16,753
129	Federal Realty Investment Trust	18,510
308	General Growth Properties, Inc.	8,917
185	HCP, Inc.	6,882
113	Iron Mountain, Inc.	3,462
406	Kimco Realty Corp.	10,869
21	Liberty Property Trust	714
105	Macerich Co. (The)	8,898
435	NorthStar Realty Finance Corp.	5,224
240	Plum Creek Timber Co., Inc.	9,778
78	Public Storage	17,898
222	Rayonier, Inc.	5,028
142	Realty Income Corp.	7,023
172	Senior Housing Properties Trust	2,613
80	Simon Property Group, Inc.	16,117
25	Taubman Centers, Inc.	1,925
154	Ventas, Inc.	8,273
148	Vornado Realty Trust	14,881
164	Weingarten Realty Investors	5,865
152	Welltower, Inc.	9,860
300	Weyerhaeuser Co.	8,799

		300,712

	Real Estate Management & Development — 0.1%
142	CBRE Group, Inc., Class A (a)	5,294
10	Jones Lang LaSalle, Inc.	1,667

		6,961

	Thrifts & Mortgage Finance — 0.2%
1,075	New York Community Bancorp, Inc.	17,759

	Total Financials	1,091,755

	Health Care — 16.0%
	Biotechnology — 1.8%
88	Alexion Pharmaceuticals, Inc. (a)	15,488
164	Amgen, Inc.	25,941
164	Baxalta, Inc.	5,651
49	Biogen, Inc. (a)	14,235
207	Celgene Corp. (a)	25,401

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
197	Gilead Sciences, Inc.	21,302
107	Incyte Corp. (a)	12,576
359	Medivation, Inc. (a)	15,100
222	Myriad Genetics, Inc. (a)	8,962
57	Regeneron Pharmaceuticals, Inc. (a)	31,771
119	United Therapeutics Corp. (a)	17,449

		193,876

	Health Care Equipment & Supplies — 4.5%
884	Abbott Laboratories	39,603
1,036	Baxter International, Inc.	38,736
380	Becton, Dickinson & Co.	54,158
265	Boston Scientific Corp. (a)	4,844
318	C.R. Bard, Inc.	59,259
821	DENTSPLY International, Inc.	49,958
197	Edwards Lifesciences Corp. (a)	30,959
318	Hill-Rom Holdings, Inc.	16,756
458	Medtronic plc (Ireland)	33,855
425	St. Jude Medical, Inc.	27,119
503	Stryker Corp.	48,097
4	Teleflex, Inc.	532
396	Varian Medical Systems, Inc. (a)	31,098
513	Zimmer Holdings, Inc.	53,644

		488,618

	Health Care Providers & Services — 5.4%
308	Aetna, Inc.	35,352
240	AmerisourceBergen Corp., Class A	23,162
199	Anthem, Inc.	27,691
505	Cardinal Health, Inc.	41,511
265	Centene Corp. (a)	15,762
211	Cigna Corp.	28,282
808	DaVita HealthCare Partners, Inc. (a)	62,628
291	Express Scripts Holding Co. (a)	25,137
334	HCA Holdings, Inc. (a)	22,976
435	Henry Schein, Inc. (a)	65,994
142	Humana, Inc.	25,365
451	Laboratory Corp. of America Holdings (a)	55,356
121	McKesson Corp.	21,635
628	Quest Diagnostics, Inc.	42,673
35	Tenet Healthcare Corp. (a)	1,098
310	UnitedHealth Group, Inc.	36,512
449	Universal Health Services, Inc., Class B	54,818

		585,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
726	Cerner Corp. (a)	48,127

	Life Sciences Tools & Services — 1.1%
90	Illumina, Inc. (a)	12,895
37	Mettler-Toledo International, Inc. (a)	11,507
304	Thermo Fisher Scientific, Inc.	39,757
404	Waters Corp. (a)	51,631

		115,790

	Pharmaceuticals — 2.8%
388	AbbVie, Inc.	23,105
84	Allergan plc (a)	25,911
484	Bristol-Myers Squibb Co.	31,920
536	Eli Lilly & Co.	43,721
29	Jazz Pharmaceuticals plc (Ireland) (a)	3,981
421	Johnson & Johnson	42,534
716	Merck & Co., Inc.	39,137
345	Mylan N.V. (a)	15,211
1,252	Pfizer, Inc.	42,343
698	Zoetis, Inc., Class A	30,021

		297,884

	Total Health Care	1,730,247

	Industrials — 7.8%
	Aerospace & Defense — 1.7%
113	Boeing Co. (The)	16,732
117	General Dynamics Corp.	17,384
183	Honeywell International, Inc.	18,900
133	L-3 Communications Holdings, Inc., Class 3	16,811
88	Lockheed Martin Corp.	19,345
131	Northrop Grumman Corp.	24,595
154	Raytheon Co.	18,080
185	Rockwell Collins, Inc.	16,043
234	Textron, Inc.	9,868
80	TransDigm Group, Inc. (a)	17,588
133	United Technologies Corp.	13,089

		188,435

	Air Freight & Logistics — 0.4%
222	C.H. Robinson Worldwide, Inc.	15,402
101	FedEx Corp.	15,761
131	United Parcel Service, Inc., Class B	13,496

		44,659

	Airlines — 0.7%
103	Alaska Air Group, Inc.	7,853
236	American Airlines Group, Inc.	10,908

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines —continued
345	Delta Air Lines, Inc.	17,540
587	JetBlue Airways Corp. (a)	14,581
365	Southwest Airlines Co.	16,896
197	United Continental Holdings, Inc. (a)	11,881

		79,659

	Building Products — 0.1%
295	Masco Corp.	8,555

	Commercial Services & Supplies — 1.1%
279	Cintas Corp.	25,972
318	Herman Miller, Inc.	10,090
648	Pitney Bowes, Inc.	13,381
577	Republic Services, Inc., Class A	25,238
43	Stericycle, Inc. (a)	5,219
417	Tyco International plc	15,196
497	Waste Management, Inc.	26,719

		121,815

	Construction & Engineering — 0.2%
101	Chicago Bridge & Iron Co., N.V.	4,532
236	Fluor Corp.	11,283
18	KBR, Inc.	332

		16,147

	Electrical Equipment — 0.4%
150	Eaton Corp. plc	8,387
193	Emerson Electric Co.	9,115
117	Hubbell, Inc., Class B	11,332
127	Rockwell Automation, Inc.	13,863

		42,697

	Industrial Conglomerates — 0.5%
129	3M Co.	20,280
189	Danaher Corp.	17,636
595	General Electric Co.	17,207

		55,123

	Machinery — 1.7%
105	AGCO Corp.	5,081
168	Caterpillar, Inc.	12,262
37	Crane Co.	1,948
78	Cummins, Inc.	8,074
195	Deere & Co.	15,210
215	Dover Corp.	13,852
158	Flowserve Corp.	7,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
183	Illinois Tool Works, Inc.	16,825
209	Ingersoll-Rand plc	12,385
579	ITT Corp.	22,917
127	Manitowoc Co., Inc.	1,943
193	PACCAR, Inc.	10,161
98	Parker-Hannifin Corp.	10,261
31	SPX Corp. (a)	380
31	SPX FLOW, Inc. (a)	1,051
351	Stanley Black & Decker, Inc.	37,199
94	Terex Corp.	1,886
211	Trinity Industries, Inc.	5,712

		184,472

	Professional Services — 0.1%
18	Dun & Bradstreet Corp.	2,049
101	Robert Half International, Inc.	5,319

		7,368

	Road & Rail — 0.6%
127	Avis Budget Group, Inc. (a)	6,342
347	CSX Corp.	9,365
183	J.B. Hunt Transport Services, Inc.	13,976
131	Norfolk Southern Corp.	10,484
109	Ryder System, Inc.	7,824
168	Union Pacific Corp.	15,011

		63,002

	Trading Companies & Distributors — 0.3%
304	Fastenal Co.	11,904
101	United Rentals, Inc. (a)	7,561
51	W.W. Grainger, Inc.	10,710

		30,175

	Total Industrials	842,107

	Information Technology — 12.5%
	Communications Equipment — 1.2%
730	Cisco Systems, Inc.	21,060
170	F5 Networks, Inc. (a)	18,734
560	Harris Corp.	44,313
492	Juniper Networks, Inc.	15,444
246	Motorola Solutions, Inc.	17,213
265	QUALCOMM, Inc.	15,746

		132,510

	Computers & Peripherals — 1.2%
146	3D Systems Corp. (a)	1,469
179	Apple, Inc.	21,390
419	Diebold, Inc.	15,449

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Computers & Peripherals — continued
1,092	EMC Corp.	28,632
382	Hewlett-Packard, Inc.	10,299
199	Lexmark International, Inc., Class A	6,466
419	NetApp, Inc.	14,246
183	SanDisk Corp. (a)	14,091
199	Western Digital Corp.	13,297

		125,339

	Electronic Equipment & Instruments — 0.7%
406	Amphenol Corp., Class A	22,013
314	AVX Corp.	4,239
798	Corning, Inc.	14,843
125	Ingram Micro, Inc., Class A	3,722
624	Leidos Holdings, Inc.	32,804

		77,621

	Internet Software & Services — 1.5%
222	Akamai Technologies, Inc. (a)	13,502
53	Alphabet, Inc., Class A (a)	39,082
33	Alphabet, Inc., Class C (a)	23,457
158	Facebook, Inc., Class A (a)	16,111
468	IAC/Interactive Corp.	31,361
291	VeriSign, Inc. (a)	23,455
312	Yahoo!, Inc. (a)	11,113

		158,081

	IT Services — 2.9%
222	Accenture plc (Ireland), Class A	23,798
39	Alliance Data Systems Corp. (a)	11,595
209	Automatic Data Processing, Inc.	18,181
398	Cognizant Technology Solutions Corp., Class A (a)	27,108
256	Computer Sciences Corp.	17,047
215	DST Systems, Inc.	26,262
314	Fidelity National Information Services, Inc.	22,897
240	Fiserv, Inc. (a)	23,162
53	FleetCor Technologies, Inc. (a)	7,678
135	Gartner, Inc. (a)	12,240
287	International Business Machines Corp.	40,203
168	MasterCard, Inc., Class A	16,630
449	Paychex, Inc.	23,159
359	Teradata Corp. (a)	10,092
53	Total System Services, Inc.	2,780
121	VeriFone Systems, Inc. (a)	3,647
156	Visa, Inc., Class A	12,102
322	Western Union Co. (The)	6,199
1,012	Xerox Corp.	9,503

		314,283

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.4%
369	Altera Corp.	19,391
423	Analog Devices, Inc.	25,431
923	Applied Materials, Inc.	15,479
113	Avago Technologies Ltd.,Class A (Singapore)	13,914
277	Broadcom Corp., Class A	14,238
164	Freescale Semiconductor Ltd. (a)	5,492
663	Intel Corp.	22,449
228	KLA-Tencor Corp.	15,303
267	Lam Research Corp.	20,450
948	Linear Technology Corp.	42,110
1,046	Marvell Technology Group Ltd. (Bermuda)	8,588
480	Maxim Integrated Products, Inc.	19,670
412	Microchip Technology, Inc.	19,895
437	Micron Technology, Inc. (a)	7,237
1,016	NVIDIA Corp.	28,824
156	Qorvo, Inc. (a)	6,853
174	Skyworks Solutions, Inc.	13,440
197	SunPower Corp., Class A (a)	5,287
419	Teradyne, Inc.	8,179
525	Texas Instruments, Inc.	29,778
480	Xilinx, Inc.	22,858

		364,866

	Software — 1.6%
429	Adobe Systems, Inc. (a)	38,035
133	Autodesk, Inc. (a)	7,340
558	CA, Inc.	15,462
254	Cadence Design Systems, Inc. (a)	5,644
246	Electronic Arts, Inc. (a)	17,729
326	Intuit, Inc.	31,762
470	Microsoft Corp.	24,741
417	Oracle Corp.	16,196
107	Red Hat, Inc. (a)	8,465
616	Symantec Corp.	12,690

		178,064

	Total Information Technology	1,350,764

	Materials — 5.8%
	Chemicals — 4.6%
115	Air Products & Chemicals, Inc.	15,983
330	Airgas, Inc.	31,733
250	Albemarle Corp.	13,380
295	Ashland, Inc.	32,367
207	Cabot Corp.	7,440
314	Celanese Corp., Class A	22,310
259	CF Industries Holdings, Inc.	13,149
76	Chemours Co. (The)	527

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
402	Dow Chemical Co. (The)	20,771
148	Eastman Chemical Co.	10,681
238	Ecolab, Inc.	28,643
376	E.I. du Pont de Nemours & Co.	23,838
246	FMC Corp.	10,015
659	Huntsman Corp.	8,679
359	International Flavors & Fragrances, Inc.	41,666
156	LyondellBasell Industries N.V., Class A	14,494
384	Monsanto Co.	35,796
509	Mosaic Co. (The)	17,199
246	PPG Industries, Inc.	25,648
417	Praxair, Inc.	46,325
8	RPM International, Inc.	366
62	Sherwin-Williams Co. (The)	16,543
443	Sigma-Aldrich Corp.	61,896
33	Valspar Corp. (The)	2,671

		502,120

	Construction Materials — 0.1%
80	Vulcan Materials Co.	7,727

	Containers & Packaging — 0.4%
355	Ball Corp.	24,318
222	Bemis Co., Inc.	10,163
84	Crown Holdings, Inc. (a)	4,455
140	Sealed Air Corp.	6,877

		45,813

	Metals & Mining — 0.5%
1,077	Alcoa, Inc.	9,617
62	Compass Minerals International, Inc.	5,037
445	Freeport-McMoRan, Inc.	5,238
503	Nucor Corp.	21,277
80	Reliance Steel & Aluminum Co.	4,797
57	Royal Gold, Inc.	2,727
224	Southern Copper Corp.	6,218
287	United States Steel Corp.	3,352

		58,263

	Paper & Forest Products — 0.2%
125	Domtar Corp.	5,155
351	International Paper Co.	14,984

		20,139

	Total Materials	634,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.4%
1,527	AT&T, Inc.	51,170
1,360	CenturyLink, Inc.	38,365
92	Frontier Communications Corp.	473
1,053	Verizon Communications, Inc.	49,365
2,782	Windstream Holdings, Inc.	18,111

		157,484

	Wireless Telecommunication Services — 0.1%
275	Telephone & Data Systems, Inc.	7,876
2	T-Mobile US, Inc. (a)	76
78	United States Cellular Corp. (a)	3,177

		11,129

	Total Telecommunication Services	168,613

	Utilities — 12.4%
	Electric Utilities — 5.6%
829	American Electric Power Co., Inc.	46,963
642	Duke Energy Corp.	45,884
868	Edison International	52,531
767	Entergy Corp.	52,279
1,079	Eversource Energy	54,964
1,687	Exelon Corp.	47,101
140	FirstEnergy Corp.	4,368
427	NextEra Energy, Inc.	43,836
1,586	Pepco Holdings, Inc.	42,235
811	Pinnacle West Capital Corp.	51,507
1,311	PPL Corp.	45,098
1,243	Southern Co. (The)	56,059
1,919	Xcel Energy, Inc.	68,374

		611,199

	Gas Utilities — 0.2%
1,001	Questar Corp.	20,671

	Independent Power Producers & Energy Trader — 0.2%
1,502	NRG Energy, Inc.	19,361

	Multi-Utilities — 6.4%
127	Alliant Energy Corp.	7,495
1,209	Ameren Corp.	52,809
1,978	CenterPoint Energy, Inc.	36,692
1,717	CMS Energy Corp.	61,932
905	Consolidated Edison, Inc.	59,504
628	Dominion Resources, Inc.	44,858
733	DTE Energy Co.	59,805
2,194	NiSource, Inc.	42,037
839	PG&E Corp.	44,803
1,071	Public Service Enterprise Group, Inc.	44,222

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multi-Utilities — continued
1,042	SCANA Corp.	61,707
560	Sempra Energy	57,350
2,425	TECO Energy, Inc.	65,475
1,057	WEC Energy Group, Inc.	54,499

		693,188

	Total Utilities	1,344,419

	Total Common Stocks (Cost $9,979,613)	10,795,939

	Total Investments — 99.7% (Cost $9,979,613)	10,795,939
	Other Assets in Excess of Liabilities — 0.3%	30,684

	NET ASSETS — 100.0%	$10,826,623

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

JPMorgan Diversified Return U.S. Equity ETF
ASSETS:
Investments in non-affiliates, at value	$10,795,939
Cash	23,232
Receivables:
Investment securities sold	1,427
Due from Adviser	22,993
Dividends from non-affiliates	9,760
Deferred offering costs	21,770

Total Assets	10,875,121

LIABILITIES:
Accrued Liabilities:
Professional fees	41,086
Custodian and Transfer Agent fees (Note 3.C)	2,950
Trustees’ and Chief Compliance Officer’s fees	994
Accounting fees	158
Other	3,310

Total Liabilities	48,498

Net Assets	$10,826,623

NET ASSETS:
Paid-in Capital	$10,000,000
Accumulated undistributed (distributions in excess of) net investment income	10,819
Accumulated net realized gains (losses)	(522)
Net unrealized appreciation (depreciation)	816,326

Total Net Assets	$10,826,623

Outstanding number of shares
(unlimited number of shares authorized — no par value)	200,000

Net asset value, per share	$54.13

Cost of investments in non-affiliates	$9,979,613

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2015

JPMorgan Diversified Return U.S. Equity ETF (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$13,435

Total Investment Income	13,435

EXPENSES:
Investment advisory fees (Note 3.A)	2,075
Administration fees (Note 3.B)	767
Custodian and Transfer Agent fees (Note 3.C)	2,950
Professional fees	41,086
Trustees’ and Chief Compliance Officer’s fees	995
Registration and filing fees	65
Printing and mailing costs	939
Offering costs	2,092
Accounting fees	158
Other	2,635

Total expenses	53,762

Less fees waived (Note 3.D)	(2,842)
Less expense reimbursements from affiliates (Note 3.D)	(46,854)
Less expense reimbursements from non-affiliates (Note 3.C)	(1,450)

Net expenses	2,616

Net investment income (loss)	10,819

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(522)

Net realized gain (loss)	(522)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	816,326

Change in net unrealized appreciation/depreciation	816,326

Net realized/unrealized gains (losses)	815,804

Change in net assets resulting from operations	$826,623

(a)	Commencement of operations was September 29, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED OCTOBER 31, 2015

JPMorgan Diversified Return U.S. Equity ETF (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,819
Net realized gain (loss)	(522)
Change in net unrealized appreciation/depreciation	816,326

Change in net assets resulting from operations	826,623

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,000,000

NET ASSETS:
Change in net assets	10,826,623

Beginning of period	—

End of period	$10,826,623

Accumulated undistributed (distributions in excess of) net investment income	$10,819

CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,000,000

Total change in net assets resulting from capital transactions	$10,000,000

SHARE TRANSACTIONS:
Issued	200,000

Net increase in shares from share transactions	200,000

(a)	Commencement of operations was September 29, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Market price, end of period

JPMorgan Diversified Return U.S. Equity ETF
September 29, 2015 (a) through October 31, 2015	$50.00	$0.06	$4.07	$4.13	$54.13	$54.16

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund (including offering costs) were not annualized for the period ended October 31, 2015.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from the numerator are amounts relating to in-kind transactions.
(i)	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (f)
Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses (g)	Net investment income (loss)	Expenses without waivers and reimbursements (g)	Portfolio turnover rate (c)(h)

8.26%	8.32%	$10,826,623	0.29%	1.20%	5.75%	—	%(i)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010 and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. JPMorgan Diversified Return U.S. Equity ETF (the “Fund” or the “U.S. Equity ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on September 29, 2015. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Russell 1000 Diversified Factor Index.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market price for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through SEI Investments Distribution Co. (the “Distributor” or “SIDCO”), at NAV in large blocks of shares, typically 100,000 shares, referred to as “Creation Units.” Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of the U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instruments are traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

20	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments :

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,817,366	$—	$—	$1,817,366
Consumer Staples	1,344,477	—	—	1,344,477
Energy	472,129	—	—	472,129
Financials	1,091,755	—	—	1,091,755
Health Care	1,730,247	—	—	1,730,247
Industrials	842,107	—	—	842,107
Information Technology	1,350,764	—	—	1,350,764
Materials	634,062	—	—	634,062
Telecommunication Services	168,613	—	—	168,613
Utilities	1,344,419	—	—	1,344,419

Total Common Stocks	10,795,939	—	—	10,795,939

Total Investments in Securities	$10,795,939	$—	$—	$10,795,939

There were no transfers among any levels during the period ended October 31, 2015. Transfers between fair value levels are valued utilizing values as of the beginning of the period.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2015, the Fund had no investments in restricted securities.

C. Offering and Organizational Costs — Total offering costs of $23,862 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Trust, if any, were recorded as an expense at the time it commenced operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined as of October 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distribution from net investment income, if any, are generally declared and paid annually. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 0.23% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.085% of the Fund’s average daily net assets in the Trust covered by the Administration Agreement.

The administrator waived administration fees as authorized in Note 3.D.

C. Custodian and Transfer Agent Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and transfer agency services to the Fund. The amounts paid directly to JPMCB by the Fund for custody services are included in the Custodian fees on the Statements of Operations. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the “Authorized Participant” will generally be responsible for such associated expenses; during the period, the Fund paid no such fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the period ended October 31, 2015, the transaction fees paid by the Authorized Participants that were used to reimburse custodian fees of the Fund were $1,450.

Interest income, earned on cash balances at the custodian, if any, is included as interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to overdrafts, if any, is included in interest expense to affiliates in the Statement of Operations.

D. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets of 0.29%.

The expense limitation agreements were in effect for the period ended October 31, 2015. The contractual expense limitation percentage is in place until at least February 28, 2017.

For the period ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$2,075	$767	$2,842	$48,304

Contractual Reimbursements include reimbursements outlined in Note 3.C.

E. Other — Certain officers of the Trust are affiliated with the Adviser and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Fund’s Statements of Operations.

During the period ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

4. Investment Transactions

During the period ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$365,081	$1,427

During the period ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

For the period ended October 31, 2015, in-kind transactions associated with creations and redemptions were $9,616,482 and $0, respectively.

22	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,979,613	$871,337	$(55,011)	$816,326

There is no difference between book and tax basis appreciation (depreciation) on investments.

As of October 31, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Short-Term Capital Gains or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$10,819	$(522)	$816,326

There were no cumulative timing differences.

As of October 31, 2015, the Fund had net capital loss carryforwards, with no expiration dates, as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$(522)	$0

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statement of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a “DTC Participant”; which, in either case, must have executed an agreement with the Distributor.

Creation Units of the Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund’s registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

For more information about Creation Unit transactions please refer to the Fund’s Statement of Additional information.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2015, the Adviser owned 93% of the outstanding shares of the Fund.

Premium/Discount Risk — Disruptions to creations and redemptions, the existence of extreme markets volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to the NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders performance may be negatively impacted.

Index Tracking Risk — The Fund incurs a number of operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the underlying index. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

8. Related Party Transactions

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. SIDCO receives no fee for its distribution services under the Distribution Agreement.

The Fund may use related party broker-dealers. For the period ended October 31, 2015, The Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Trust.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and the Shareholders of JPMorgan Diversified Return U.S. Equity ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Return U.S. Equity ETF (a separate series of J.P. Morgan Exchange-Traded Fund Trust) (the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2015

24	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

SUPPLEMENTAL INFORMATION

FOR THE PERIOD ENDED OCTOBER 31, 2015 (Unaudited)

The table below indicates the number of trading days in which the Fund traded within the range of the premium/discount noted. The number of days in each range is also shown as a percentage of the total trading days for the period covered in the table. All information within the table is based on historical performance. Past performance cannot be used to predict future results. Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market prices.

	U.S. Equity ETF (a)
Range of Premium/(Discount)	Day Count	Percentage
Between 0.5% and -0.5%	23	100%

	23	100%

(a)	Commencement of operations was September 29, 2015.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During the Past 5 Year	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Senior Consultant for the Regulatory Fundamentals Group LLC (2011-present); Senior Vice President-Fund Administration, State Street Corporation (2002-2010).	10	Independent Trustee, The China Fund, Inc. (2013-present); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Coming Incorporated (2002-2012).	10	None

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	10	Independent Director of AXA Premier VIP Trust (2014-present); Independent Director of The Advisors’ Inner Circle III Funds (2014-present); Independent Director of The Munder Funds (2014-present); Independent Director of ICI Mutual Insurance Company (2008-2013).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	10	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Vice Chair (2011-2013) and Board Member (2013-present) of New York City Housing Authority; Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member, NYC Health and Hospitals Corporation (2005-present).	10	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Board Member, PennyMac Financial Services, Inc. (2013-present).

Interested Trustee

Robert Deutsch (2) (1957); Trustee of the Trust since 2014	Head of the Global ETF Business for JPMorgan Asset Management (2013-present); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	10	None

(1)

A Fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Four Funds are currently operating, but three additional series are in registration, and three additional series have been created and will be registered in the future.

(2)	Mr. Deutsch is an interested trustee because he is an employee of the Adviser.

26	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert Deutsch (1957), President and Principal Executive Officer (2014)	Managing Director, global head of J.P. Morgan Asset Management’s Exchange-Traded Funds and a member of the J.P. Morgan Global Funds Operating Committee. Previously, head of the Global Liquidity Business from 2003 to 2013 and National Sales Manager for J.P. Morgan’s U.S. Mutual Funds Business prior to 2003.

Paul Shield (1960), Treasurer and Principal Financial Officer (2014)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange-Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Frank J. Nasta (1964), Secretary (2014)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014

Pamela L. Woodley (1971), Assistant Secretary (2014)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)	Vice President, JPMorgan Funds Management, Inc. since September 2011; formerly, Vice President of J.P. Morgan Investment Management Inc. (2010-2011). Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2015)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Julie A. Roach (1971), Assistant Treasurer (2014)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Jason Ronca (1978), Assistant Treasurer (2014)****	Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since May 2014. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, 21st Floor, NY, NY 10004.

****	The contact address for the officer is One Beacon Street, Floor 18, Boston, MA 02108 .

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 29, 2015 and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value 9/29/2015	Ending Account Value 10/31/2015	Annualized Expense Ratios	Expenses Paid During Period
JPMorgan Diversified Return U.S. Equity ETF
Actual Fund Return (1)	$1,000.00	$1,000.00	0.29%	$0.27
Hypothetical 5% Return (2)	1,000.00	1,000.00	0.29%	1.48

(1)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the actual period). The Fund commenced operations on September 29, 2015.

(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Board Approval of Initial Investment Advisory Agreement

For the JPMorgan Diversified Return U.S. Equity ETF

On May 6 - 7, 2014, the Board of the Trust, a statutory Trust organized under the laws of the State of Delaware, held an in-person meeting and approved the initial Investment Advisory Agreement (“Agreement”) for the Fund. The approval included the approval of a majority of Trustees who are not interested persons of the Trust or the Adviser. Such Trustees are considered Independent Trustees as defined by the 1940 Act. In connection with the approval of the Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Agreement, the Trustees reviewed the Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Agreement. The Trustees also discussed the proposed Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Agreement was fair and reasonable and that the initial approval of the Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the initial Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Agreement, as well as other relevant information furnished for the Trust. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and the underlying index for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the Trust’s lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser gained from experience in the financial industry. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Trust, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Trust.

The Trustees also considered that the fees that the Administrator, an affiliate of the Adviser, will earn from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services. The Trustees also considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that neither the proposed investment advisory fee schedule nor the proposed administration agreement for the Fund contains breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints. With respect to the administration agreement, the Trustees also considered the fact that the Fund would benefit from economies of scale for the broader J.P. Morgan mutual fund complex because the administration fee had been set at a level consistent with the lower effective rate of the mutual funds, which includes breakpoints. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that resulted from these factors.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, including the fact that the Fund seeks performance that closely corresponds to the Index, the portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

OCTOBER 31, 2015	JPMORGAN EXCHANGE-TRADED FUNDS	29

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the fees charged to similar mutual funds managed by the Adviser, as well as information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees also noted that the Adviser does not currently manage other mutual funds or institutional accounts with the exact same or similar strategies proposed for the Fund. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

30	JPMORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2015

J.P. Morgan Exchange-Traded Funds are distributed by SEI Investments Distribution Co. (One Freedom Valley Dr., Oaks, PA 19456), which is not affiliated with JPMorgan Chase & Co. or any of its affiliates.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-USEETF-1015

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and Emily A. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $133,900

2014 – $45,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $33,333

2014 – $10,000

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $38,800

2014 – $9,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – $0

2014 – $0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $30.7 million

2014 - $33.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Robert F. Deutsch
Robert F. Deutsch
President and Principal Executive Officer
January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Deutsch
Robert F. Deutsch
President and Principal Executive Officer
January 6, 2016

By:	/s/ Paul E. Shield
Paul E. Shield
Treasurer and Principal Financial Officer
January 6, 2016